Southern Cross WEX 2015-1 Trust - Receivables Acquisition and Servicing Agreement
Dated            28 April    2015
WEX Australia Pty Ltd (ABN 68 005 970 570) (“Principal Seller”, “Servicer”, “Seller”, and “Class B Facility Provider”)
WEX Fuel Cards Australia Ltd (ABN 33 008 962 132) (“Seller”)
The Bank of Tokyo-Mitsubishi UFJ, Ltd. (ABN 75 103 418 882) (“Manager”)
Perpetual Corporate Trust Limited (ABN 99 000 341 533) in its capacity as trustee of the Southern Cross WEX 2015-1 Trust (“Buyer”)
The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sydney Branch (ABN 75 103 418 882) (“Class A Facility Provider”)

King & Wood Mallesons
Level 61
Governor Phillip Tower
1 Farrer Place
Sydney NSW 2000
T +61 2 9296 2000
F +61 2 9296 3999
DX 113 Sydney
www.kwm.com
Ref: PS/JK/AH

Southern Cross WEX 2015-1 Trust - Receivables Acquisition and Servicing Agreement

Contents
Details1
General terms4

1Sale and purchase facility    4
1.1Sale and purchase    4
1.2No obligation    4
1.3Appointment of Agent    4
1.4Authorisation    4
1.5Acceptance    5
1.6Reliance    5
1.7No ownership by Servicer and Seller    5
1.8No assumption of obligations by the Buyer    5
1.9Substitution Period    5

2Offer to sell    6
2.1Sale Notice    6
2.2Offer constituted by Sale Notice    6
2.3Revocation of Notice    7
2.4Deemed representation    7

3Acceptance of offer to sell    7
3.1Acceptance of offer    7
3.2Effect of acceptance    7
3.3Purchase Price    7
3.4Monthly rebalancing    8

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4Conditions precedent    9
4.1Conditions to giving Sale Notice    9
4.2Further conditions    9
4.3Benefit of conditions    9

5Appointment of Servicer    9
5.1Appointment    9
5.2Acceptance by Servicer    9
5.3Delegation by Servicer    9
5.4Servicing Fee    10
5.5Delegation    10

6Adjustments    10
7Application of Collections    10
7.1Servicer and Seller to hold Collections on trust for Buyer    10
7.2Collection duties    11
7.3Segregation and remittance of funds    11
7.4Amortisation Events    11
7.5Records of Servicer    12

8Reporting    12
8.1Monthly Receivables Report and Receivables List    12
8.2Daily Receivables Report    12
8.3Computer access    12
8.4Information on Debtors    13

9Relevant Receivables    13
9.1Request    13

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9.2Purchased Ineligible Receivable    13

10Repurchase option    13
10.1Request    13
10.2Acceptance    13
10.3Payment    14
10.4Permitted disposal    14

11Call option    14
11.1Request    14
11.2Extinguishment    14
11.3Other matters    14
11.4Payment    15

12Undertakings    15
12.1General undertakings    15
12.2Negative covenants    19

13Servicer’s undertakings    20
14Change of Servicer    22
14.1Retirement    22
14.2Removal    22
14.3Obligations of retiring Servicer and Successor Servicer    22
14.4If a Successor Servicer is appointed/Notice to Debtors    22
14.5Authorisation    23
14.6No other action    24

15Manager    24
15.1Role of Manager    24

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15.2Exoneration    24

16Representations and warranties    24
16.1Representations and warranties by Seller and Servicer    24
16.2Continuation of representations and warranties    27
16.3Reliance    27
16.4Representations and warranties by Manager and Buyer    27

17Manner of payments    28
18Withholding tax    29
19Costs and indemnities    29
19.1What the Sellers and Servicers agrees to pay    29
19.2Indemnity from Seller and Servicer    30
19.3Items included in loss, liability and Costs    32
19.4Payment of third party losses    32
19.5Currency conversion on judgment debt    32
19.6No GST gross up for Supply of Purchased Receivables    32

20Interest on overdue amounts    32
20.1Obligation to pay    32
20.2Compounding    33
20.3Interest following judgment    33

21Limited recourse    33
21.1Buyer’s Liability General    33
21.2Buyer’s Liability to Manager    33

22Acknowledgment of Supplementary Terms Notice    33
23Amortisation Events    33
23.1Amortisation Events    33

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23.2Consequences of Amortisation Events    34

24Title Perfection Event    34
24.1Title Perfection Event    34
24.2Consequences of Title Perfection Event    35

25Assignment    35
26Change of law    36
26.1Notice of change of law    36
26.2Termination after change of law    36

27Notices    36
27.1Form    36
27.2Delivery    36
27.3When effective    36
27.4Deemed receipt – postal    37
27.5Deemed receipt – fax    37
27.6Deemed receipt – email    37
27.7Deemed receipt – general    37
27.8Change in details    37
27.9Exception to email    37

28General    37
28.1Application to Transaction Documents    37
28.2Prompt performance    37
28.3Consents    37
28.4Certificates    38
28.5Set-off    38
28.6Discretion in exercising rights    38

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28.7Partial exercising of rights    38
28.8No liability for loss    38
28.9Conflict of interest    38
28.10Remedies cumulative    38
28.11Indemnities    38
28.12Rights and obligations are unaffected    38
28.13Inconsistent law    39
28.14Supervening legislation    39
28.15Variation and waiver    39
28.16Confidentiality    39
28.17Further steps    40
28.18Consideration    40
28.19Counterparts    40
28.20Applicable law    40
28.21Serving documents    40
28.22Rights and obligations surviving termination    40

29GST    41
29.1Consideration GST exclusive    41
29.2Payment of GST    41
29.3Reimbursements    41
29.4Interpretation    41

30Interpretation    41
30.1Terms defined in the Supplementary Terms Notice    41
30.2Definitions and interpretation    41
30.3Incorporation of terms    60

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Schedule 1Conditions Precedent    61
Schedule 2Sale Notice    63
Schedule 3Eligible Receivable    67
Schedule 4Power of Attorney    71
Schedule 5Form of Monthly Receivables Report    74
Schedule 6Form of Daily Receivables Report    75
Schedule 7Form of Receivables Contract[s]    76
Schedule 8Credit and Collection Policy    77
Signing page78

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Southern Cross WEX 2015-1 Trust - Receivables Acquisition and Servicing Agreement

ࣩ King & Wood Mallesons 12168846_15	Southern Cross WEX 2015-1 Trust - Receivables Acquisition and Servicing Agreement	1

Details
Interpretation – definitions are at the end of the General terms

Parties	Principal Seller, Servicer, Seller, Class B Facility Provider, Seller, Manager, Buyer and Class A Facility Provider
Principal Seller, Servicer, Seller and Class B Facility Provider	Name	WEX Australia Pty Ltd
	ABN	68 005 970 570
	Address	Level 3 293 Camberwell Road Camberwell VIC 3124
	Place of Incorporation	Australia
	Fax	61 3 9274 9130
	Telephone	61 3 9274 9100
	Attention	Chief Financial Officer
Seller	Name	WEX Fuel Cards Australia Ltd
	ABN	33 008 962 132
	Address	Level 3 293 Camberwell Road Camberwell VIC 3124
	Place of Incorporation	Australia
	Fax	61 3 9274 9130
	Telephone	61 3 9274 9100
	Attention	Chief Financial Officer
Manager	Name	The Bank of Tokyo-Mitsubishi UFJ, Ltd.
	ABN	75 103 418 882
	Address	Level 25 The Gateway 1 Macquarie Place Sydney NSW 2000
	Place of Incorporation	Japan
	Fax	61 2 9247 8322
	Telephone	61 2 9296 1224
	Attention	Manager
Buyer	Name	Perpetual Corporate Trust Limited

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	Capacity	In its capacity as trustee of the Southern Cross WEX 2015-1 Trust
	ABN	99 000 341 533
	Address	Level 12 123 Pitt Street Sydney NSW 2000
	Place of Incorporation	Commonwealth of Australia
	Email	SecuritisationOps@perpetual.com.au
	Telephone	61 2 9229 9000
	Attention	Manager, Transaction Management, Capital Markets and Fiduciary Services
Class A Facility Provider	Name	The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sydney Branch
	ABN	75 103 418 882
	Address	Level 25 The Gateway 1 Macquarie Place Sydney NSW 2000
	Fax	61 2 9247 8322
	Telephone	61 2 9296 1224
	Attention	Manager
Recitals	A Each Seller and the Servicer is incorporated as a corporation in the Commonwealth of Australia.
B In this transaction, each Seller may sell Receivables and Related Securities to the Buyer.

C The Buyer will fund the acquisition of such Receivables and Related Securities by issuing Notes (or accepting an increase in the subscription amount in respect of such Notes) or by applying Collections.

Business Day place(s)	Sydney and Melbourne
Governing law	New South Wales
Date of agreement	See Signing page

1.1

General terms

1	Sale and purchase facility

1.2	Sale and purchase
At any time during the Substitution Period, the Principal Seller may give the Sale Notice to the Buyer offering to sell Receivables and Related Securities to the Buyer. The Buyer may purchase those Receivables and Related Securities by accepting the offer contained in that Sale Notice in accordance with this document.

1.3	No obligation
The parties acknowledge that:

(a)	no Seller is obliged to offer for sale to the Buyer any Receivables or Related Securities; and

(b)	the Buyer is not obliged to accept any offer for sale of any Receivables or Related Securities made by any Seller; and

(c)
no contract for the sale or purchase of any interest in any Receivables or Related Securities will arise unless and until the Buyer accepts the offer contained in the Sale Notice in accordance with this document.

This clause applies despite any other clause in this document or any negotiations between the parties before the Sale Notice is given.

1.4	Appointment of Agent
Each Seller appoints the Principal Seller to be its agent for the purpose of:

(a)
offering Receivables or Related Securities to the Buyer and for the purposes of acting as agent on behalf of each Seller in connection with the sale of Receivables or Related Securities under this document from the applicable Seller; and

(b)	receiving payment of amounts due to that Seller.

1.5	Authorisation
Each Seller authorises the Principal Seller on its behalf to deliver the Sale Notice in respect of each Seller and to receive from the Buyer sums in respect of the Purchase Price of the Receivables and Related Securities. Each Seller irrevocably directs the Buyer to pay all sums in respect of the Purchase Price of the Receivables and Related Securities to the Principal Seller as its agent. Each Seller acknowledges and agrees that payment by the Buyer of the Purchase Price of the Receivables and Related Securities to the Principal Seller discharges the Buyer’s payment obligation to each Seller in respect of those Receivables and Related Securities.

1.6	Acceptance
The Principal Seller accepts its appointment as agent.

1.7	Reliance
The Buyer is entitled to rely:

(a)	on each Seller’s execution of this document as confirmation of the Principal Seller’s appointment as its agent with full power to act on its behalf as such under this document; and

(b)	on any instructions from the Principal Seller to the Manager as being given on behalf of each Seller without enquiry and without liability.

1.8	No ownership by Servicer and Seller
It is the intention of the parties that:

(a)
the assignment of Receivables and Related Securities contemplated by this document will initially constitute a sale of those Receivables and Related Securities from each Seller to the Buyer by way of equitable assignment; and

(b)	the beneficial interest in the Purchased Receivables and Purchased Related Securities will not comprise assets of any Seller in the event that any Seller is Insolvent.

1.9	No assumption of obligations by the Buyer
An assignment of Receivables and Related Securities contemplated by this document will not constitute, and is not intended to result in, any assumption by the Buyer of any obligation of the Servicer or any Seller to any Debtor, insurer or any other person in connection with the Receivables or the Related Securities or any document or agreement relating to any of them.

1.10	Substitution Period

(a)
The Principal Seller may provide written notice to the Manager requesting that the Substitution Period end on a date specified in that notice, provided that the date specified in the notice is at least 60 days after the date of the notice. The Manager may (but is not obliged to) accept the request by informing the Principal Seller in writing. The Substitution Period will only end on the date requested if the Manager, in its absolute discretion agrees and informs the Principal Seller and Buyer that it has accepted the request.

(b)
The Principal Seller may provide written notice to the Manager requesting that the Substitution Period be extended to a date specified in that notice, provided that the date specified is at least 60 days after the date of the notice. The Manager may (but is not obliged to) accept the request by informing the Principal Seller in writing. The Substitution Period will only be extended to the date requested if the Manager, in its absolute discretion agrees and informs the Principal Seller and Buyer that it has accepted the request.

2	Offer to sell

2.1	Sale Notice

(a)
If a Seller wishes to offer to sell the Receivables and Related Securities to the Buyer, the Principal Seller must give the Sale Notice to the Buyer (with a copy to the Manager) at least 2 Business Days prior to the Settlement Date.

(b)
The Manager must deliver a copy of the Sale Notice received in accordance with paragraph (a) above to the Class A Facility Provider and the Class B Facility Provider at least 2 Business Days prior to the Settlement Date.

(c)	The Sale Notice must:

(i)	specify the Receivables represented to be Eligible Receivables and Related Securities in existence on the Cut-off Date;

(ii)	specify the Receivables (other than Eligible Receivables) and Related Securities in existence on the Cut-off Date; and

(iii)	attach such information as may be reasonably requested from time to time by the Manager in relation to those Receivables.
Specification of the information on the Receivables may be provided in the form of an attached computer disk or other electronic medium and in a form approved by the Manager.

(d)	If:

(i)	the Principal Seller is the same party as the Class B Facility Provider; and

(ii)	the Manager is the same party as the Class A Facility Provider, the Manager is deemed to have delivered a copy of the Sale Notice it receives to each of the Class A Facility Provider and the Class B Facility Provider (in accordance with its obligations under paragraph (a)) at the same time that the Principal Seller gives a copy of the Sale Notice to the Manager under that paragraph (a).

2.2	Offer constituted by Sale Notice
The Sale Notice constitutes offers by each Seller named in it to sell to the Buyer all of each Seller’s right, title and interest in, to and under:

(d)	all Receivables and Related Securities of a Seller in existence on the Cut-off Date; and

(e)
all Receivables and Related Securities which are Originated by a Seller after the Cut-off Date until the Final Date, with the sale of such Receivables and Related Securities taking effect immediately upon their Origination by a Seller, for payment of the Purchase Price in accordance with this agreement.

2.3	Revocation of Notice
The Sale Notice is irrevocable once given. However, the offer will lapse automatically if not accepted on or before the Expiry Time.

2.4	Deemed representation
The Sale Notice shall constitute a representation by each Seller named in that Sale Notice that in relation to that Sale Notice all representations and warranties given in clause 16 (“Representations and warranties”) are true and correct on and as of each date described in clause 16 (“Representations and warranties”) and that each of the conditions set out in clause 4 (“Conditions precedent”) is satisfied.

3	Acceptance of offer to sell

3.1	Acceptance of offer
The Buyer may accept the offer contained in the Sale Notice, by and only by the payment by or on behalf of the Buyer to the Principal Seller of the Purchase Price in Cleared Funds in respect of the relevant Receivables specifically listed in the Sale Notice and their Related Securities in accordance with the Transaction Documents.

3.2	Effect of acceptance
The acceptance by the Buyer of the offer contained in the Sale Notice in accordance with clause 3.1 (“Acceptance of offer”) constitutes:

(c)
in the case of the Receivables and Related Securities existing on the Cut-off Date, an assignment by each Seller to the Buyer on the relevant Purchase Date of each Seller’s right, title and interest in and to all such Receivables and Related Securities; and

(d)
in the case of the Receivables and Related Securities which are Originated by a Seller after the Cut-off Date until the Final Date, an assignment by each Seller to the Buyer of each Seller’s right, title and interest in and to such Receivables and Related Securities from the time of Origination of such Receivables and Related Securities.

3.3	Purchase Price

(a)
If the Buyer accepts the offer contained in the Sale Notice in accordance with clause 3.1 (“Acceptance of offer”), the Buyer may pay the Purchase Price for any Receivables Originated after the Cut-off Date by:

(iii)
first and provided none of the events listed in clause 4.2 (“Further conditions”) have occurred, applying the Collections (if any) that are available to applied to pay the Purchase Price for Eligible Receivables as contemplated by clause 7.3(c)(i); and

(iv)
second, if the Purchase Date is a Payment Date and provided none of the events listed in clause 4.2 (“Further conditions”) have occurred, applying the proceeds of an increase in the Class A Invested Amount (if any) from the Class A Facility Provider to pay the Purchase Price for Eligible Receivables; and

(v)	third, applying the proceeds of an increase in the Class B Invested Amount from the Class B Facility Provider in an amount equal to the Required Class B Subscription, on the day of Origination of such Receivables.

(b)
On each Purchase Date, the Class B Facility Provider agrees to fund a subscription in respect of the Class B Notes by increasing the Class B Invested Amount by an amount equal to the Required Class B Subscription in relation to that Purchase Date.

(c)
Each Seller irrevocably directs the Buyer to pay to the Class B Facility Provider an amount of the Purchase Price on each Purchase Date equal to the Required Class B Subscription in respect of the applicable Purchase Date.

(d)	Each Seller, the Class B Facility Provider and the Buyer agree that:

(i)	the Buyer’s obligation to pay the Purchase Price to the Class B Facility Provider up to an amount of the Required Class B Subscription on each Purchase Date in accordance with paragraph (c); and

(ii)	the Class B Facility Provider’s obligation to pay the Required Class B Subscription on each Purchase Date to fund the subscription in the Invested Amount of the Class B Notes, will be netted-off against each other such that the increase in the Class B Invested Amount in an amount equal to the Required Class B Subscription and the payment of the Purchase Price in an amount equal to the Required Class B Subscription will be satisfied without the need for any payments in Cleared Funds.

3.4	Monthly rebalancing

(a)
Following the receipt of the Monthly Receivables Report in accordance with clause 8 (“Reporting”) and after giving effect to the required payments contemplated under clause 5.4 of the Supplementary Terms Notice on the immediately following Payment Date, the Manager agrees to calculate the Class A Note Proportion, the Class B Note Proportion and the Excess Class B Note Amount and notify the Buyer, the Principal Seller, the Class A Facility Provider and the Class B Facility Provider of that Class A Note Proportion, that Class B Note Proportion and that Excess Class B Note Amount.

(b)
On each Payment Date, the Class A Facility Provider agrees to pay to the Buyer by way of subscription in the Class A Invested Amount an amount equal to the Excess Class B Note Amount calculated under paragraph (a) above in respect of such Payment Date.

(c)
The Buyer agrees to apply the subscription proceeds received from the Class A Facility Provider under paragraph (b) above towards repaying the Class B Invested Amount on that Payment Date until the Class B Note Proportion is equal to the Maximum Class B Note Proportion as at that date.

(d)
The Buyer directs the Class A Facility Provider to pay any amount payable by the Class A Facility Provider to the Buyer under paragraph (b) above to the Class B Facility Provider. Any such payment by the Class A Facility Provider to the Class B Facility Provider will constitute a discharge of the payment obligation of the Buyer under paragraph (c) above in respect of the corresponding amount.

4	Conditions precedent

4.1	Conditions to giving Sale Notice
The Principal Seller may not give the Buyer the Sale Notice until the Buyer and the Manager have received every item listed in Schedule 1 (“Conditions Precedent”) in form and substance satisfactory to the Manager.

4.2	Further conditions
The Principal Seller must not deliver the Sale Notice and the Class A Facility Provider is not required to provide funding under the Class A Facility Deed on any Payment Date if:

(e)	any of the representations and warranties in clause 16 (“Representations and warranties”) is not correct or are misleading on the date on which they are made or repeated;

(f)	there is a subsisting breach by any Seller or Servicer of any of their respective obligations under a Transaction Document;

(g)	any Related Security offered for sale does not relate to a Receivable being offered for sale;

(h)	a Seller or the Servicer is Insolvent; or

(i)	an Amortisation Event or Potential Amortisation Event is subsisting.

4.3	Benefit of conditions
Each condition in this clause 4 is for the sole benefit of the Buyer and may only be waived by it or confirmed as acceptable, acting on the instructions of the Manager.

5	Appointment of Servicer

5.1	Appointment
The Buyer, at the direction of the Manager, appoints the Servicer to act as its agent to undertake the administration, servicing and collection of the Purchased Receivables and Purchased Related Securities in accordance with this document.

5.2	Acceptance by Servicer
The Servicer agrees to act as the agent of the Buyer in accordance with this document.

5.3	Delegation by Servicer
The Servicer may not without the prior consent of the Buyer (acting on the instructions of the Manager) (such consent not to be unreasonably withheld or delayed), delegate or sub-contract the performance of any of its rights or obligations as the Servicer under this document.

5.4	Servicing Fee
The Servicer is not entitled to a fee for performing its functions and duties in respect of the Transaction Documents unless otherwise agreed between the Servicer and the Manager from time to time.

5.5	Delegation
The Servicer remains responsible for all of its obligations under the Transaction Documents notwithstanding any delegation under clause 5.3 (“Delegation by Servicer”).

6	Adjustments
Within 2 Business Days of a Seller becoming aware of any Adjustment, that Seller must provide to the Buyer (with a copy to the Manager) a written notice stating:

(e)	the amount of the Adjustment; and

(f)	the details of the Adjustment.

7	Application of Collections

7.1	Servicer and Seller to hold Collections on trust for Buyer
The Buyer agrees to pay to the Servicer and each Seller (together, the “Seller Account Trustee”) collectively the sum of $10 on the date of this document to constitute the initial Trust Fund.
The Seller Account Trustee agrees to hold the Trust Fund on trust for the Buyer and the Sellers in accordance with this clause 7.1.
The Seller Account Trustee holds:

(c)	the Non-Seller Account Trust Fund on trust for the Buyer;

(d)	X% of the Seller Account Trust Fund on trust for the Buyer; and

(e)	Y% of the Seller Account Trust Fund on trust for the Sellers, where, at any time:

X =	that portion (expressed as a percentage) of the total sum held in the Seller Accounts at that time equal to the amount of Collections deposited to (and not withdrawn from) it; and

Y =	1-X (expressed as a percentage).
The Seller Account Trustee has the power to apply and must only apply the Buyer’s share of the Trust Fund (as described in clauses 7.1(a) and 7.1(b)) from time to time in accordance with this document and the Supplementary Terms Notice.
The Seller Account Trustee has the power to apply and must only apply the Sellers’ share of the Trust Fund (as described in clause 7.1(c)) from time to time in accordance with any instructions which the Principal Seller may give to the Seller Account Trustee from time to time.
The Servicer and each Seller must deposit any amounts retained or applied by it otherwise than in accordance with the Transaction Documents as soon as practicable and in any event within one Business Day of such retention or application.

7.2	Collection duties
Unless otherwise agreed between the Servicer and the Manager in respect of a Debtor, the Servicer must, after each Purchase Date in respect of a Purchased Receivable, ensure that the Debtor makes all payments in respect of the Purchased Receivable into the relevant Seller Account unless and until the Purchased Receivable becomes a Purchased Ineligible Receivable for the purposes of the Transaction Documents. Each Seller must ensure that the relevant Seller Account is opened prior to any purchase of Receivables under this document.
Any agreement made as contemplated above may be terminated at any time by the Servicer or the Manager giving notice to the other party.

7.3	Segregation and remittance of funds
Subject to clause 7.4 (“Amortisation Events”), unless otherwise directed by the Buyer (acting on the instructions of the Manager):

(a)
each Seller and the Servicer agree to remit the funds constituting Collections physically held or controlled by that Seller or the Servicer to the relevant Seller Account by the close of banking business on the day of receipt or recovery by the Servicer or Seller of such Collections (or if received after 3.30pm on a day, by close of banking business on the immediately following Business Day);

(b)	by 2.00pm Melbourne time on each Business Day, each Seller and the Servicer must remit to the Collections Account:

(i)	Collections received by the Sellers and the Servicer on the immediately preceding day in an aggregate amount, if any, equal to the Collections Account Shortfall Amount as at that day; and

(ii)	an aggregate amount equal to the Net Collections as at that day; and

(c)	any amount of Collections not required to be transferred by a Seller or the Servicer to the Collections Account in accordance with paragraph (b) above will be applied:

(i)	first, as a deemed payment of the Purchase Price (if any) payable by the Buyer under clause 3.3(a)(i) (“Purchase Price”) on that day; and

(ii)	second, to reduce the Class B Invested Amount on the relevant day provided that the Class B Invested Amount is not reduced to an amount less than the Allowable Class B Amount .

7.4	Amortisation Events
If an Amortisation Event or Potential Amortisation Event is subsisting on any day during a Collection Period, on that day and each subsequent day during that Collection Period:

(c)
the Buyer (acting on the instructions of the Manager) may by notice to the Servicer, the Principal Seller and the Debtors in respect of Purchased Receivables or any other relevant person, require changes to the arrangements relating to Collections as may be specified in that notice including, without limitation, a change to the payment instructions given to Debtors with regard to Purchased Receivables. Such notice will override any contrary provision in this document. The Servicer and each Seller must comply with any such notice; and

(d)
if no instructions are given by the Manager for the purposes of paragraph (a), the Servicer and each Seller agree to remit all funds into the Collections Account by 4.00pm on the Business Day following the receipt of such Collections.

7.5	Records of Servicer
The Servicer agrees to make necessary bookkeeping entries on the Servicer’s records as to amounts paid into the Seller Account which relate to Collections.

8	Reporting

8.1	Monthly Receivables Report and Receivables List
The Servicer must give to the Manager and the Buyer on or before each Reporting Date:

(c)	a completed Monthly Receivables Report in respect of the relevant Collection Period; and

(d)	a Receivables List in respect of the Purchased Receivables as at the last day of the immediately preceding Collection Period.

8.2	Daily Receivables Report
The Servicer must give to the Manager and the Buyer a Daily Receivables Report by 11.30am Melbourne time on each Business Day in respect of the Period up to close of business the immediately preceding Business Day.

8.3	Computer access
If an Amortisation Event or a Potential Amortisation Event has occurred and is subsisting, each Seller must, upon receiving reasonable notice from the Buyer or the Manager, give the Buyer and the Manager access to the computer records of that Seller sufficient to enable the Buyer and the Manager to download onto its own computer system all information relating to the Purchased Receivables so as to ensure that such information is sufficient so that the Buyer and the Manager obtains as a result at least all of the following information in respect of each Purchased Receivable:

(e)	the contact details of the relevant Debtor including the Debtor’s name, address and telephone number;

(f)	the payment record of the relevant Debtor;

(g)	the principal amount outstanding and the Outstanding Amount of it at that date;

(h)	its commencement date (being the date on which the Receivable became due by the Debtor to the applicable Seller in respect of it);

(i)	its due date for final payment; and

(j)	all other information reasonably requested by the Buyer or the Manager.

8.4	Information on Debtors
Following a reasonable request from the Buyer (acting on the instructions of the Manager), each Seller and the Servicer must promptly give to the Buyer (with a copy to the Manager) such information as they have in their possession, or may reasonably obtain, on any Debtors specified by the Buyer (acting on the instructions of the Manager), subject to any applicable law or statutory duties of each Seller and the Servicer which each Seller and the Servicer are unable to contract out of with the relevant Debtors.

9	Relevant Receivables

9.1	Request
The Buyer (acting on the direction of the Manager) may request, by notice to the Principal Seller, that the Class B Facility Provider deposit an amount equal to the Outstanding Amount of any or all Relevant Receivables to the Collections Account on the Payment Date immediately following that request. The Class B Facility Provider agrees to comply with any such request. Any such deposit will be applied as a further subscription of the Invested Amount in respect of the Class B Notes and will be applied as Collections but will not form part of any calculation of Net Collections.

9.2	Purchased Ineligible Receivable
If a request has been made in respect of a Relevant Receivable in accordance with clause 9.1 (“Request”), then immediately on receipt by the Buyer of the Outstanding Amount of a Relevant Receivable, such Relevant Receivable will be deemed from that point forward to be a Purchased Ineligible Receivable.

10	Repurchase option

10.1	Request
The Principal Seller may, on any Reporting Date, request, by notice to the Buyer (with a copy to the Manager), that the Buyer sell back to a Seller all of the Buyer’s right, title, benefit and interest (present and future) in, to, under or derived from a Purchased Receivable which is not an Eligible Receivable on the immediately following Payment Date.

10.2	Acceptance
If the Buyer, acting on the instructions of the Manager accepts such request, by notice to the Principal Seller:

(a)	the Principal Seller must deposit an amount equal to the Outstanding Amount of the relevant Purchased Receivable into the Collections Account for application as Collections;

(b)
upon deposit of such amount into the Collections Account, all of the Buyer’s right, title, benefit and interest (present and future) in, to, under or derived from the relevant Purchased Receivable will be assigned to the relevant Seller and the relevant Purchased Receivable will cease to be a Purchased Receivable; and

(c)
the Buyer agrees to take all steps reasonably required to perfect the transfer of the Buyer’s title in the relevant Purchased Receivables to each applicable Seller that originated those Purchased Receivables.

10.3	Payment
The Principal Seller must pay to, or reimburse, the Buyer on demand for all costs and expenses (including, without limitation, Taxes) arising out of or incurred in connection with a repurchase made under this clause 10 including:

(a)	any legal costs and expenses incurred by the Buyer (charged at the usual commercial rates of the relevant legal services provider); and

(b)	any “break costs” which are payable in accordance with clause 19.3 (“Items included in loss, liability and Costs”).

10.4	Permitted disposal
The dealings contemplated in this clause 10 shall constitute a Permitted Disposal as contemplated under the General Security Agreement.

11	Call option

11.1	Request
Following the occurrence of a Call Option Event, the Principal Seller (on behalf of the Sellers) agrees to deposit an amount equal to:

(d)
the aggregate amount payable to all parties (other than a WEX Entity) under clause 5.4 (“Payments prior to the enforcement of the Charge”) of the Supplementary Terms Notice on the immediately following Payment Date; less

(e)	ignoring for these purposes the amount (if any) deposited under paragraph (a) above, the balance of the Collections Account, into the Collections Account no later than the Business Day immediately prior to the immediately following Payment Date.

11.2	Extinguishment
Immediately on receipt by the Buyer of the total outstanding principal amount of all of the Purchased Receivables in accordance with clause 11.1 (“Request”), all of the Buyer’s right, title and interest in and to and beneficial ownership of any such Purchased Receivables and any related Purchased Related Securities is extinguished. If the Buyer holds full legal and beneficial interest in the Purchased Receivables, the Buyer agrees to take all steps reasonably required to perfect the transfer of the Buyer’s title in the Purchased Receivables to each applicable Seller that originated such Purchased Receivables. The dealings contemplated in this clause 11 shall constitute a Permitted Disposal as defined under the General Security Agreement.

11.3	Other matters
In connection with each extinguishment which occurs under clause 11.2 (“Extinguishment”):

(a)
the Buyer represents and warrants that it has not created any Encumbrance over the Purchased Receivables (other than as contemplated by the Transaction Documents) or disposed of its interest in the Purchased Receivables; and

(b)
the Buyer is not liable to any Seller for or in respect of any claim, suit, proceeding, loss, damage, cost or expense which that Seller may suffer or incur for any reason (including any negligence of the Buyer or the Manager or any other person) in respect of the Purchased Receivables or the transfer of title to it, from all of which each Seller releases the Buyer, other than as a result of a breach of the Buyer’s representations and warranties under paragraph (a).

11.4	Payment
The Principal Seller must pay to, or reimburse, the Buyer on demand for all costs and expenses (including, without limitation, Taxes) arising out of or incurred in connection with a redesignation or extinguishment made under this clause 11 including:

(a)	any legal costs and expenses incurred by the Buyer (charged at the usual commercial rates of the relevant legal services provider); and

(b)	any “break costs” which are payable in accordance with clause 19.3 (“Items included in loss, liability and Costs”).

12	Undertakings

12.1	General undertakings
Unless in any particular case the Buyer (acting on the instructions of the Manager) provides its written consent to the contrary, each Seller and the Servicer must:

(c)	(annual accounts) give its Financial Report for each financial year to the Manager within 3 months after the end of that financial year; and

(d)	(half yearly accounts) give its Financial Report for the first half of each financial year to the Manager within 3 months after the end of that financial half year; and

(e)
(Wex Australia Holdings Pty Ltd accounts) give a copy of Wex Australia Holdings Pty Ltd’s audited Financial Report for each financial year to the Manager within 4 months after the end of that financial year; and

(f)
(other information) within 5 Business Days after the request of the Buyer (acting on the instructions of the Manager), (or such longer period as the Buyer (acting on the instructions of the Manager) approves, such approval not to be unreasonably withheld), provide any other information that the Buyer or Manager may reasonably require about the Purchased Receivables or Purchased Related Securities or any Receivables or Related Securities which are being offered for sale by the Sellers in accordance with this document; and

(g)
(debtor default) upon request of the Buyer or the Manager, promptly inform the Buyer and the Manager upon it becoming aware that any Debtor ceases to be an Eligible Debtor or is in default under a Receivables Contract or is the subject of an event which, with the giving of notice, lapse of time or fulfilment of any condition, would be likely to become a default under a Receivables Contract; and

(h)
(documents and records) subject to that Seller’s or Servicer’s duty of confidentiality owed to the related Debtors under law, deliver to the Buyer (with a copy to the Manager) all documents, instruments and records which evidence or relate to the Purchased Receivables which are required in order to protect the interest of the Buyer in the Purchased Receivables and Purchased Related Securities or to satisfy a request made to the Buyer by

(i)	a Debtor;

(ii)	a party to a Transaction Document; or

(iii)	any governmental, banking or taxation authority of competent jurisdiction.
For the avoidance of doubt the obligations under this clause are in addition and without prejudice to the obligations of the Servicer under clause 13(d); and

(i)
(notify certain events) if an Amortisation Event or Potential Amortisation Event occurs, following its actual awareness of such events, promptly notify the Buyer (with a copy to the Manager) giving full details of the event and any step taken or proposed to remedy it; and

(j)	(proper accounts)

(i)	keep proper books of account and other Records which:

(A)	give a true and fair view of the financial condition and state of affairs of it; and

(B)	accurately record all details relating to Purchased Receivables, related Receivables Contracts and Purchased Related Securities;

(ii)	ensure that the Financial Reports furnished by it under the Transaction Documents are prepared in accordance with the Accounting Standards; and

(iii)	provide the Manager with at least 6 months prior notice of any application of the Servicer to the Australian Taxation Office to change the financial year that entity; and

(k)
(incorrect representation or warranty) notify the Buyer and the Manager immediately if any representation or warranty made by it or on its behalf in connection with a Transaction Document is found to have been materially incorrect or materially misleading when made; and

(l)	(compliance with Transaction Documents) comply in all respects with all of its obligations under the Transaction Documents; and

(m)
(compliance with law) comply in all material respects with all of its obligations under all applicable laws, rules, regulations and orders with respect to it and with respect to all Purchased Receivables and Purchased Related Securities provided that in the case of applicable laws, rules, regulations and orders applicable to it other than in respect of all Purchased Receivables and Purchased Related Securities, it shall not be required to so comply in such circumstances where:

(i)	such obligations or the applicability of such laws, rules, regulations or orders is being contested in good faith by appropriate proceedings diligently conducted; or

(ii)	the failure to comply could not reasonably be expected to result in a Material Adverse Event; and

(n)
(pay Taxes) pay all Taxes that relate to the Purchased Receivables and their Related Securities, and immediately notify the Buyer and the Manager if any such Taxes are not paid when due or if it contests its liability to any Taxes except any Taxes which are being contested in good faith; and

(o)	(Credit and Collection Policy) ensure:

(i)
that before it implements any material change in or material amendment to its Credit and Collection Policy (other than as necessary to comply with applicable law), each Seller and the Servicer must provide 30 days prior written notice to the Manager before the amendment is implemented, provided that each Seller and the Servicer must also obtain the prior written approval of the Manager for any amendment to its Credit and Collection Policy if an Amortisation Event or Potential Amortisation Event has occurred and is subsisting;

(ii)
that it complies in all material aspects with the Credit and Collection Policy with respect to each Purchased Receivable and any Purchased Related Security, as if it were fully and beneficially entitled to them; and

(iii)
that if a change or amendment is made to the Credit and Collection Policy, the Buyer and the Manager are provided with a copy of the revised Credit and Collection Policy promptly after such change or amendment taking effect; and

(p)
(conduct of business) in respect of its business that is conducted in Australia, do all things necessary to remain duly incorporated and formed and to maintain all requisite Authorisations to conduct its business in all jurisdictions in which it is required by law to maintain such Authorisations except to the extent that a failure to do so could not reasonably be expected to result in a Material Adverse Event; and

(q)	(corporate existence) ensure and maintain its corporate existence; and

(r)
(systems) maintain systems in place in relation to Purchased Receivables that are capable of providing the information to which the Buyer is entitled under this document and use all reasonable endeavours to maintain such systems in working order; and

(s)
(access and audit) permit the Buyer, the Manager and any of its agents, officers, representatives and auditors to enter and attend its offices on reasonable notice during normal office hours for the purposes of:

(i)	examining and investigating the operations of each Seller and Servicer including, but not limited to, the origination, credit and collection policies, practices and procedures relating to Receivables;

(ii)
auditing and monitoring compliance with the Transaction Documents and the Credit and Collection Policy and the performance of the Purchased Receivables and Purchased Related Securities (in each case in the manner determined by the Manager), including to the maximum extent permitted by law, to examine and make and take with them copies of all books of account, records and documents (including computerised information) relating to the Purchased Receivables and Purchased Related Securities; and

(iii)
checking that all documents and records in respect of any Purchased Receivable and Purchased Related Security and computer printouts of Purchased Receivables and Purchased Related Securities, records or other information as the Buyer may reasonably require from time to time for that purpose are held in accordance with the requirements of clause 13(j), provided that unless an Amortisation Event or a Potential Amortisation Event has occurred and is subsisting, any such access and audit is restricted to once in each twelve month period. The Sellers jointly and severally agree to pay the costs of any such audit within seven Business Days of being invoiced; and

(t)	(further assurances) execute all documents and perform any act, matter or thing necessary to:

(i)	protect and enforce, or more fully evidence each Purchase and the Buyer’s interest in each Purchased Receivable and Purchased Related Security; and

(ii)	protect and enforce (in any way whatsoever) the Buyer’s interest in any Collections referable to a Purchased Receivable and each Purchased Related Security, in each case to the fullest extent permitted by the terms of that Purchased Receivable and, if so required by the Buyer following the occurrence of a Title Perfection Event (acting on the instructions of the Manager) where the Buyer (acting on the instructions of the Manager) considers it necessary to protect its interests, give notice of the Buyer’s ownership of the Purchased Receivables and Purchased Related Securities to the relevant Debtor; and

(u)	(perform obligations) perform at its expense all of the covenants and obligations imposed on it under the terms of each Purchased Receivable and Purchased Related Security; and

(v)
(Receivables Contracts) ensure that all Records and Receivables Contracts relating to Purchased Receivables and all Purchased Related Securities held in its custody are held securely by it or on its behalf and are accessible; and

(w)	(Monthly Receivables Report) deliver each Monthly Receivables Report required to be delivered to the Buyer and the Manager by it in accordance with clause 8.1 (“Monthly Receivables Report”); and

(x)	(Daily Receivables Report) deliver each Daily Receivables Report required to be delivered by it in accordance with clause 8.2 (“Daily Receivables Report”); and

(y)
(other reports) deliver any report (other than a Monthly Receivables Report and a Daily Receivables Report) relating to the Purchased Receivables or Purchased Related Securities required to be delivered to the Buyer and Manager by it under this document within a reasonable time (and in any case, within 5 Business Days or such later date that may be agreed by the Buyer and the Manager) after the date that report is due; and

(z)	(waiving break costs) not waive any obligation of a Debtor to pay any break costs owing under any Receivables Contract (except in accordance with the Credit and Collection Policy); and

(aa)
(tax consolidation) ensure that the WEX GST Group (if formed in accordance with the form requirements set out in item 17 of Schedule 1 (“Conditions Precedent”)) is not amended or terminated unless the Manager provides written consent (such consent not to be unreasonably withheld or delayed); and

(bb)	(assignment of Insurance Policies) procure QBE’s execution of the Full Proceeds Assignments by a date no later than the Payment Date falling in June 2015.

12.2	Negative covenants
Unless the Buyer (acting on the instructions of the Manager) provides its written consent to the contrary, each Seller or the Servicer must not:

(c)
(no Encumbrances, disposal) except as otherwise provided in the Transaction Documents, sell, assign or otherwise dispose of, or create or allow to exist any Encumbrance upon or with respect to, any Purchased Receivable or any Purchased Related Security, or assign any right to receive income in respect of that Purchased Receivable or any Purchased Related Security;

(d)	(not vary Receivable) extend, amend or otherwise modify the terms or conditions of a Purchased Receivable or Purchased Related Security in any material respect;

(e)	(Receivables Contract) document a Receivable under a Receivables Contract materially different to the forms contained in Schedule 7 (“Form of Receivables Contract[s]”) to this document;

(f)	(no action) take any action which may:

(i)	diminish, waive, release, disclaim, concede or estop any Seller’s rights in a Purchased Receivable or Purchased Related Security (except in accordance with the Credit and Collection Policy); or

(ii)
permit the Debtor to avoid, reduce or delay the performance by the Debtor of its covenants and obligations under the terms of a Purchased Receivable and Purchased Related Security (except in accordance with the Credit and Collection Policy);

(g)
(no other business) engage in any business other than the origination of Receivables and Related Securities and the transactions contemplated by this document and Transaction Documents where to do so would give rise to or result in a Material Adverse Event;

(h)
(no merger) merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of any person, other than as contemplated by this document and the Transaction Documents where to do so would give rise to or result in a Material Adverse Event;

(i)	(no amendments to constitution) amend or delete any provision of its constitution where to do so would give rise to or result in a Material Adverse Event; or

(j)	(no dealings with Seller Account) agree to, or do any of the following:

(i)	sell or dispose of the Seller Account;

(ii)	create or allow to exist an Encumbrance in connection with the Seller Account (other than in respect of customary bank fees for an account in the nature of the Seller Account);

(iii)	waive any of the Servicer’s rights or release any person from its obligations in connection with the Seller Account;

(iv)	cause the operating procedures of the Seller Account to be varied, repudiated, rescinded, terminated or rendered void, voidable or unenforceable;

(v)
abandon, settle, compromise or discontinue or become nonsuited in respect of proceedings against any person (other than the Buyer) in respect of any right of the Servicer in connection with the Seller Account; or

(vi)	deal in any other way with the Seller Account, this document or any interest in them, or allow any interest in them to arise or be varied.

(k)
(no facilities) enter into or allow to exist any facility under which an account bank may exercise set-off or similar rights against the credit balance of a Seller Account (other than in respect of customary bank fees for an account in the nature of the Seller Account).

13	Servicer’s undertakings
The Servicer agrees to:

(l)
(collect and enforce Receivables) promptly, diligently and with reasonable care take all actions as may be necessary to collect and enforce the Buyer’s respective rights and interests in each Purchased Receivable, Purchased Related Security and Collections in accordance with the standards of a responsible and prudent servicer of similar assets, this document, applicable laws and the Credit and Collection Policy, including the collection of any interest on overdue amounts owing in accordance with the terms of such Purchased Receivables;

(m)
(defence) do all things that are necessary to defend any claim which questions the enforceability of a Purchased Receivable, Purchased Related Security or a related Receivables Contract or which questions the ownership or interest of the Buyer in any of them as equitable owner. This clause does not apply to any Purchased Ineligible Receivables;

(n)
(directions) following the occurrence of an Amortisation Event or a Potential Amortisation Event, comply with any lawful direction of the Buyer (acting on the instructions of the Manager) given in respect of any Purchased Receivable, Purchased Related Security or a related Receivables Contract;

(o)	(accounts and records) keep accurate accounts and records of transactions relating to the Purchased Receivables and Purchased Related Securities;

(p)
(notification of claims) notify the Buyer, the Manager and each Seller and furnish any details of any material claim, dispute or action of which the Servicer is aware, involving the Purchased Receivables or Purchased Related Securities;

(q)
(tagging) ensure that the Purchased Receivables are identified in the Servicer’s systems as sold to the Buyer and (in each case) tagged as “sold” so as to enable the Purchased Receivables to be distinguished from any other Receivables;

(r)	(systems) without limiting the effect of paragraph (d) above, maintain systems in place in relation to Purchased Receivables that are capable of providing:

(iv)	the information to which the Buyer or Manager is entitled under this document;

(v)	records in respect of the Purchased Receivables that are separate from the Servicer’s other accounts and records, and use all reasonable endeavours to maintain such systems in working order and permit the Buyer and Manager and its representatives upon 10 Business Days written notice to enter under the direct supervision of the Servicer upon the Servicer’s premises to:

(vi)	inspect and satisfy itself that the systems are in place, maintained in working order and are capable of providing the information to which the Buyer is entitled under this document; and

(vii)	examine and make copies and extracts from all records in connection with the Purchased Receivables and Purchased Related Securities;

(s)
(procedures) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records in the event of their destruction), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Purchased Receivables (including, without limitation, records in all material respects to permit the identification at any time of all Collections and of Adjustments to each existing Purchased Receivable);

(t)
(pay Taxes) pay all Taxes that relate to Purchased Receivables and Purchased Related Securities, except any Taxes which are being contested in good faith, and immediately notify the Buyer and Manager if any such Taxes are not paid when due or if it contests its liability to any Taxes;

(u)
(marking and segregation of records) ensure that at all times all Receivables Contracts, records, documents and other data in respect of each Purchased Receivable and Purchased Related Securities that are in the Servicer’s possession are suitably separated and identified as sold to the Buyer; and

(v)
(encumbrances, disposal) ensure it does not sell, assign or otherwise dispose of, or create or allow to exist any Security Interest over any Purchased Receivables or Purchased Related Security, except as otherwise provided in the Transaction Documents. If the Servicer (in any capacity) becomes aware that any Purchased Receivable or Purchased Related Security becomes subject to a Security Interest not permitted by the Transaction Documents after the relevant Purchase Date, the Servicer (in any capacity) must in the case of a Security Interest created by a Seller of its interest in any Purchased Receivable or Purchased Related Security immediately, repurchase the related Purchased Receivable and Purchased Related Security from the Buyer by paying to the Buyer an amount of cash equal to the outstanding principal amount of such Purchased Receivable and Purchased Related Security. Upon receipt of such payment, the entire right, title and interest of the Buyer in that Purchased Receivable and Purchased Related Security will be re-assigned to the applicable Seller.

The Servicer has no obligation under this paragraph, to the extent an act or omission of the Buyer results in a Receivable becoming subject to a Security Interest.

14	Change of Servicer

14.1	Retirement
The Servicer may retire by giving the Buyer and Manager 60 Business Days’ notice of its intention to do so, specifying the date it proposes the retirement to take effect (being a date no earlier than when a Successor Servicer is appointed).

14.2	Removal
The Buyer (acting on the instructions of the Manager), with immediate effect, may end the appointment of the Servicer and appoint a Successor Servicer on reasonable terms and conditions if a Title Perfection Event occurs.

14.3	Obligations of retiring Servicer and Successor Servicer
When a Successor Servicer is appointed, the retiring Servicer is discharged from any further obligation as Servicer under this document, but not from any other obligation that party has incurred in a capacity other than as Servicer. This discharge does not prejudice any accrued right or obligation under the Transaction Documents of any party up to the date of that retirement. The Successor Servicer and each other party to the Transaction Documents have the same rights and obligations among themselves as they would have had if the Successor Servicer had been a party to the Transaction Documents at the dates of those documents.

14.4	If a Successor Servicer is appointed/Notice to Debtors
If the Buyer appoints a Successor Servicer in accordance with this document, or a Title Perfection Event is subsisting, then:

(a)
if the Buyer (acting on the instructions of the Manager) asks, each Seller must (and if a Seller fails to do so promptly, the Buyer may in the name of that Seller or otherwise) at its expense, give notice in such form and at such time as the Buyer (acting on the instructions of the Manager) may reasonably require:

(i)
if a Title Perfection Event is subsisting, of the Buyer’s ownership of the Purchased Receivables and Purchased Related Securities to each relevant Debtor and direct that payments be made directly to any person nominated by the Buyer (acting on the instructions of the Manager); and

(ii)
if a Title Perfection Event is not subsisting, of changes to the arrangements relating to Collections as may be specified in that notice including, without limitation, a change to the payment instructions given to Debtors with regard to Purchased Receivables. The Manager and Buyer acknowledge that any such notice must not indicate that the applicable Seller has sold its interest in the Purchased Receivables and Purchased Related Securities; and

(b)	each of the Servicer and each Seller must as soon as practicable:

(iii)
collect all of the documents, instruments and other records (including computer software) which evidence the Purchased Receivables and Purchased Related Securities or any payments made in respect of them or which are otherwise necessary to evidence and collect and enforce remedies in respect of such Purchased Receivables and Purchased Related Securities, and provide access to the records and the computer software (on such terms as to confidentiality and security as the Servicer and Seller (as the case may be) may reasonably specify) to the Successor Servicer at the Servicer’s premises; and

(iv)
segregate all cash, cheques and other instruments received by it from time to time constituting Collections (if any) in a manner acceptable to the Buyer (acting on the instructions of the Manager) and the Successor Servicer (acting reasonably) and must promptly (and in any event no later than 1 Business Day after receipt) upon receipt remit all cash, cheques and instruments duly endorsed or with duly executed instruments of transfer to the Successor Servicer; and

(v)
on reasonable notice and during normal office hours, permit the Successor Servicer or the Buyer or the Manager or all to have access to all premises of each Seller and access to all computer equipment of each Seller necessary to enable the things referred to in paragraph (i) above to be done; and

(c)
each Seller grants to the Buyer and the Manager an irrevocable licence to enter upon all premises on reasonable notice and during normal office hours, and access all Records and computer systems to the extent required to exercise the rights under clause 14.5 (“Authorisation”) with the right to sub-licence such licence to any Successor Servicer.

14.5	Authorisation
Without limiting the power of attorney contained in Schedule 4 (“Power of Attorney”), if a Title Perfection Event has occurred and is subsisting, or a Successor Servicer has been appointed, each of the Servicer and each Seller authorises the Buyer and the Manager and appoints each of them severally as attorneys of the Servicer and each Seller to do anything, in its name and on its behalf, necessary to provide the notices referred to in clause 14.4 (“If a Successor Servicer is appointed/Notice to Debtors”) or to collect all amounts due under all Purchased Receivables and Purchased Related Securities including, without limitation, endorsing any promissory notes and other instruments representing Collections and enforcing such Purchased Receivables and Purchased Related Securities in accordance with the Credit and Collection Policy.

14.6	No other action
Each of the Buyer and the Manager agree not to take any steps to notify any Debtors of its interest in the Purchased Receivables or otherwise perfect its interest in the Purchased Receivables other than as expressly permitted by this document.

15	Manager

15.1	Role of Manager
If the Buyer so directs, any rights, obligations and duties of the Buyer under this document may be exercised, performed and carried out by the Manager on behalf of the Buyer.

15.2	Exoneration
Neither the Manager nor any of its directors, officers, employees, agents, attorneys or Related Entities is responsible or liable to any person:

(a)	because the Buyer does not perform its obligations under the Transaction Documents;

(b)	for the financial condition of the Buyer other than to the extent described in the Master Trust Deed;

(c)	because any statement, representation or warranty in a Transaction Document given by a party other than the Manager is incorrect or misleading;

(d)
for the effectiveness, genuineness, validity, enforceability, admissibility in evidence or sufficiency of the Transaction Documents or any document signed or delivered in connection with the Transaction Documents;

(e)	for acting or not acting in accordance with the Buyer’s directions, other than any direction from the Buyer which is not properly given in accordance with the Transaction Documents; or

(f)	for anything done or not done in accordance with the Transaction Documents by the Manager or its directors, officers, employees, agents, attorneys or Related Entities, except to the extent that the act or omission results from the fraud, negligence or misconduct by the Manager or a wilful breach by it of its obligations under this document.

16	Representations and warranties

16.1	Representations and warranties by Seller and Servicer
Each Seller and the Servicer represents and warrants (except in relation to matters disclosed to the Buyer and the Manager, which are accepted by the Buyer, acting on the instructions of the Manager in writing) that:

(g)
(incorporation and existence) it has been incorporated as a company limited by shares in accordance with the laws of its place of incorporation set out in the Details, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; and

(h)	(power) it has full legal capacity and power to enter into the Transaction Documents to which it is a party and observe its obligations under them; and

(i)
(no contravention or exceeding power) the Transaction Documents to which it is a party and the transactions under them which involve it do not contravene its constituent documents (if any) or any law, directive or obligation by which it is bound or to which any of its assets are subject, or cause a limitation on its powers or the powers of its directors to be exceeded; and

(j)
(authorisations) it has in full force and effect the authorisations necessary for it to enter into the Transaction Documents to which it is a party, to comply with its obligations and exercise its rights under them and to allow them to be enforced; and

(k)
(validity of obligations) its obligations under the Transaction Documents are valid and binding and are enforceable against it in accordance with their terms (subject to principles of equity, the PPSA and law affecting creditors generally); and

(l)	(benefit) it benefits by entering into the Transaction Documents to which it is a party; and

(m)	(accounts) its most recent audited Financial Report last given to the Buyer and Manager is:

(i)
a true and fair statement of its financial position as at the date to which it is prepared, or if it is required to prepare consolidated financial statements, the financial position and performance of the consolidated entity constituted by it and the entities it is required to include in the consolidated financial statements;

(ii)	disclose or reflect all its actual and contingent liabilities as at that date; and

(iii)	complies with any applicable requirements of the Corporations Act, or, if the Corporations Act does not apply, it complies with any applicable accounting standards.

(n)
(transactions in breach of Corporations Act) that no transaction by any Seller in connection with this document constitutes an unfair preference within the meaning of section 588FA, an uncommercial transaction within the meaning of section 588FB, an insolvent transaction within the meaning of section 588FC, an unfair loan within the meaning of section 588FD or a voidable transaction within the meaning of section 588FE of the Corporations Act; and

(o)	(solvency) there are no reasonable grounds to suspect that it is unable to pay its debts as and when they become due and payable; and

(p)	(not a trustee) it does not enter into any Transaction Documents as trustee; and

(q)
(litigation) there is no pending or, to its knowledge, threatened proceeding affecting it or any of its Subsidiaries or any of its assets before a court, Governmental Agency, commission or arbitrator except those in which a decision against it or the Subsidiary (either alone or together with other decisions) would not give rise to or result in a Material Adverse Event; and

(r)	(default under law - Material Adverse Event) it is not in breach of a law or obligation affecting its assets in a way which would give rise to or result in a Material Adverse Event; and

(s)
(no material change) there has been no change in its financial position since the reporting date to which its Financial Report last given to the Manager was prepared which would give rise to or result in a Material Adverse Event; and

(t)
(no material change to consolidated entity) if it is required to prepare consolidated financial statements, there has been no change in the financial position of the consolidated entity constituted by it and the entities it is required to include in the consolidated financial statements since the date to which its most recent Financial Report given to the Buyer and Manager was prepared which has had, or would give rise to or result in, a Material Adverse Event; and

(u)
(full disclosure) it has disclosed in writing to the Buyer and Manager all facts relating to the Transaction Documents to which it is a party and all things in connection with them, which are material in the reasonable opinion of that Seller or the Servicer to the assessment of the nature and amount of the risk undertaken by the Buyer in entering into them and doing anything in connection with them; and

(v)	(no immunity) neither it nor any of its Related Entities has immunity from the jurisdiction of a court in Australia or from legal process in Australia; and

(w)
(no restrictions) it does not lack any authorisation, or capacity, and no event has occurred, which would in any material way limit, restrict or prevent it from carrying out the terms of this document or any other Transaction Document to which it is a party; and

(x)	(Event) no Amortisation Event or Potential Amortisation Event continues unremedied; and

(y)
(Eligible Receivables) each Receivable offered to the Buyer under clause 2 (“Offer to sell”) that is listed in the Sale Notice or Settlement Notice as an Eligible Receivable is an Eligible Receivable and each Purchased Receivable tagged as an Eligible Receivable is an Eligible Receivable; and

(z)
(compliance with laws) at all times from the origination of a Receivable to the date of Purchase by the Buyer, each Seller and Servicer has complied with all laws and regulations in all material respects in relation to the origination and servicing of that Receivable; and

(aa)	(offer valid) the offer of Receivables and Related Securities to the Buyer under this document is valid and binding on it; and

(bb)	(certification) the certification of documents given by a director of it under Schedule 1 (“Conditions Precedent”) is true and complete; and

(cc)
(information) that all information provided by it in accordance with the Transaction Documents to which it is a party is up to date, complete in all material respects and materially accurate and all forecasts provided have been prepared in good faith based on information available to it at the time the forecast is prepared; and

(dd)
(software) it owns or is licensed to use any software pursuant to which the Receivables are managed including, without limitation, the software in respect of account, invoice and Debtor details and any software licence does not restrict the Buyer, the Manager or the Servicer from exercising their respective rights under this document; and

(ee)
(ranking) its payment obligations under the Transaction Documents to which it is a party rank at least equally with all its other unsecured and unsubordinated payment obligations other than those mandatorily preferred by law; and

(ff)
(public records) no instrument, financing statement or entry in a register, or other record relating to any Purchased Receivable or Purchased Related Security is on file or held in the records of any public register, office, authority, or government department or Governmental Agency except those filed in favour of any Seller or Buyer in connection with this document; and

(gg)
(National Consumer Credit Protection Laws) no Purchased Receivable or Purchased Related Securities (or any Receivables Contract related to them) nor the creation and existence of the Purchased Receivable or Purchased Related Securities (or any Receivables Contract related to them) are governed or regulated by the National Consumer Credit Protection Laws; and

(hh)
(GST Grouping) it is not a member of the WEX GST Group and will only become a member of the WEX GST Group if the WEX GST Group complies with the form requirements set out in item 17 of Schedule 1 (“Conditions Precedent”).

16.2	Continuation of representations and warranties
Each of the representations and warranties set out in clause 16.1 (“Representations and warranties by Seller and Servicer”) are taken to be made by the relevant party on the Cut-off Date, each Reporting Date, each Payment Date, each Purchase Date, the date of each Settlement Notice and the date of the Sale Notice by reference to their then current circumstances.
Each Seller and the Servicer agrees to notify the Buyer and Manager promptly (and in any case within 3 Business Days) if it becomes aware that it cannot repeat any of its representations and warranties under clause 16.1 (“Representations and warranties by Seller and Servicer”) at any time during the term of this document by reference to the then current circumstances. A notification under this clause does not limit any of the Buyer’s or Manager’s rights under this document.

16.3	Reliance
Each Seller and the Servicer each acknowledges that each of the Buyer and Manager has entered into the Transaction Documents in reliance on the representations and warranties in clause 16.1 (“Representations and warranties by Seller and Servicer”).

16.4	Representations and warranties by Manager and Buyer
Each of the Manager and the Buyer represents and warrants (except in relation to matters disclosed to the Principal Seller and the Servicer) that:

(a)
(incorporation and existence) it has been incorporated as a company limited by shares in accordance with the laws of its place of incorporation, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; and

(b)	(power) it has full legal capacity and power to enter into the Transaction Documents in respect of the Trust to which it is a party and comply with its obligations under them; and

(c)
(no contravention or exceeding power) the Transaction Documents in respect of the Trust and the transactions under them which involve it do not contravene its constituent documents (if any) or any law, directive or obligation by which it is bound or to which any of its assets are subject, or cause a limitation on its powers or the powers of its directors to be exceeded; and

(d)
(authorisations) it has in full force and effect the authorisations necessary for it to enter into the Transaction Documents in respect of the Trust to which it is a party, to comply with its obligations and exercise its rights under them and to allow them to be enforced; and

(e)
(validity of obligations) its obligations under the Transaction Documents in respect of the Trust are valid and binding and are enforceable against it in accordance with their terms (subject to general principles of equity and laws affecting creditors’ rights generally); and

(f)	(benefit) in respect of the Manager only, it benefits by entering into the Transaction Documents to which it is a party; and

(g)	(solvency) there are no reasonable grounds to suspect that it is unable to pay its debts as and when they become due and payable; and

(h)	(no immunity) neither it nor any of its Related Entities has immunity from the jurisdiction of a court in Australia or from legal process in Australia; and

(i)
(no restrictions) in respect of the Manager only, it does not lack any authorisation, or capacity, and no event has occurred, which would in any material way limit, restrict or prevent it from carrying out the terms of this document or any other Transaction Document to which it is a party; and

(j)
(GST grouping) in respect of the Buyer only, subject to a valid indirect tax sharing agreement that complies with section 444-90 of Schedule 1 to the Taxation Administration Act 1953 (Cth) being put in place, it will only become a member of the WEX GST Group in its capacity as trustee of the Trust if directed to do so by the Manager.

17	Manner of payments
Each Seller and the Servicer agrees to make payments (including by way of reimbursement) under this document:

(d)	on the due date (or, if that is not a Business Day, on the next Business Day); and

(e)	not later than 11:00 am in the place for payment (unless otherwise specified); and

(f)	in Australian Dollars in Cleared Funds; and

(g)	in full without set-off or counterclaim, and without any deduction in respect of Taxes unless such payment is prohibited by law.

18	Withholding tax
If a law requires a Seller or the Servicer (“Payer”) to withhold or deduct any Taxes from a payment to the Buyer or the Manager (“Payee”) so that the recipient of the payment would not actually receive for its own benefit on the due date the full amount provided for under this document or under any other Transaction Document, then:

(a)
except in respect of Excluded Taxes and/or FATCA, the Payer will pay such additional amount as is necessary to ensure that the Payee receives and retains (free and clear of any liability in relation to any such withholding or deduction) a net sum equal to what it would have received and retained had no such withholding or deduction been required;

(b)	the Payer must make the withholdings or deductions; and

(c)	the Payer must pay the full amount deducted to the relevant authority in accordance with applicable law and (if requested by the Payee) deliver the original receipts to the Payee.
Notwithstanding any other clause of this agreement, if the Payer, or any other person from whom payments under this agreement are made, is required to withhold or deduct amounts under or in connection with, or in order to ensure compliance with FATCA, the Payer or that other person shall be permitted to make such withholding or deduction and the Payee will not be permitted to receive any gross up, additional amount or other amount for such withholding or deduction.

19	Costs and indemnities

19.1	What the Sellers and Servicers agrees to pay
Each Seller and the Servicer agrees to pay or reimburse:

(k)	the reasonable Costs of the Buyer and the Manager in connection with:

(i)	the negotiation, preparation, execution, amendment and registration of and payment of Taxes on, any Transaction; and

(ii)	it being satisfied that the conditions precedent have been met; and

(iii)	giving and considering consents, waivers, variations, discharges and releases and producing title documents; and

(l)
the Costs of the Buyer and the Manager in otherwise acting in connection with the Transaction Documents to which any Seller is a party, in respect of exercising, enforcing or preserving rights (or considering doing so), or doing anything in connection with any enquiry by an authority involving a Seller or the Servicer or any of its Related Entities or the Purchased Receivables; and

(m)
Taxes and fees (including registration fees) and fines and penalties in respect of fees paid, or that the Buyer reasonably believes are payable, in connection with any Transaction Document to which any Seller is a party or a payment or receipt or any other transaction contemplated by any Transaction Document to which a Seller or the Servicer is a party. However, a Seller or the Servicer need not pay a fine or penalty in connection with Taxes or fees to the extent that it has placed the Buyer in sufficient Cleared Funds for the Buyer to be able to pay the Taxes or fees by the due date; and

(n)
the Buyer for any amount in respect of any GST the Buyer is required to pay in connection with a Purchased Receivable, a Purchased Related Security or in relation to any transaction contemplated under or in connection with this document.

Each Seller and the Servicer agrees to pay amounts due under this clause on demand from the Buyer and the Manager agrees to provide reasonable details of the calculation of the amounts due under this clause,.

19.2	Indemnity from Seller and Servicer
Without limiting any other rights which the Buyer or Manager may have under this document or under applicable law, each Seller and the Servicer (“Indemnifying Parties”) indemnifies the Buyer and the Manager from and against any and all damages, losses, claims, liabilities, costs and expenses awarded against or incurred by it in connection with the Transaction Documents to which a Seller or the Servicer is a party, including, without limitation, any legal fees and expenses incurred by the Buyer and the Manager (charged at the usual commercial rates of the relevant legal services provider) and disbursements including any Taxes or in connection with any Taxes thereon (all of the foregoing being collectively referred to as “Indemnified Amounts”). The Indemnified Amounts include damages, losses, claims, liabilities, costs and expenses of or incurred by the Buyer or Manager in connection with:

(a)	the occurrence of any Potential Amortisation Events or Amortisation Events; or

(b)
the omission by an Indemnifying Party to make payment or delay in making payment of an amount under this document on the original due date and in the currency required under this document (whether or not any period of grace has expired); or

(c)	any other breach by an Indemnifying Party of any term of any Transaction Document or any wrongful or negligent act or omission of an Indemnifying Party; or

(d)	the failure to effect a sale to the Buyer of all the Purchased Receivables and Purchased Related Security (other than as a result of the Buyer not paying the Purchase Price); or

(e)
any products liability claim, or personal injury or property damage claim, or other similar or related claim or action of whatever nature arising out of or in connection with goods and/or services which are the subject of any Purchased Receivable or Purchased Related Security; or

(f)
any dispute, claim, or equity asserted by a Debtor in purported reduction of its obligation in respect of a Purchased Receivable (excluding a Purchased Ineligible Receivable) or any other claim made by a Debtor or provider of any Purchased Related Security in relation to any Purchased Receivable (excluding a Purchased Ineligible Receivable) or Purchased Related Security; or

(g)
the Buyer or Manager acting in connection with a Transaction Document in good faith on facsimile or telephone directions purporting to originate from the offices of an Indemnifying Party or to be given by an Authorised Officer of an Indemnifying Party; or

(h)
the servicing of Purchased Receivables and Purchased Related Securities or any collection activities conducted by an Indemnifying Party or any of its agents or delegates or any other activity undertaken or omitted by an Indemnifying Party or any of its agents or delegates with respect to any Purchased Receivable and Purchased Related Securities including, without limitation, its maintenance and custody of records with respect to any Purchased Receivable and Purchased Related Securities. No Seller or the Servicer will have any liability under this paragraph for any obligation of a Debtor or a Debtor failing to perform any obligation under any Purchased Receivable or Purchased Related Security and nothing in this paragraph constitutes a guarantee, or similar obligation, by any Seller or any Servicer of any Purchased Receivable, Purchased Related Security; or

(i)
any information regarding the Debtors, any contracts, Purchased Receivables and Purchased Related Securities, related records or any other related documents provided by an Indemnifying Party (or any officer or Subsidiary of any of the foregoing) is false or misleading in any material respect or omits any material fact at the time provided to the Buyer or Manager; or

(j)	the commingling of Collections by an Indemnifying Party at any time with other funds; or

(k)
the failure by an Indemnifying Party to comply with any applicable law, rule or regulation with respect to any Purchased Receivable and Purchased Related Securities, or the non-conformity of any Purchased Receivable or Purchased Related Security with any such applicable law, rule or regulation; or

(l)
any Taxes (excluding tax imposed on the overall income of Perpetual Corporate Trust Limited or the Manager) imposed on or in respect of any payment made by an Indemnifying Party to the Buyer or Manager as a result of the enactment, promulgation, issuance, execution or ratification of, or any change in or amendment to, any law or regulation (or in the application or official interpretation of any law or regulation) that occurs on or after the date of this document incurred in connection therewith. If the Buyer or Manager pays any amounts for which an Indemnifying Party has agreed to indemnify the Buyer or Manager under this clause, the Indemnifying Party shall indemnify the Buyer or Manager on demand in full in the currency in which such Taxes are payable together with interest thereon from and including the date of payment at the rate per annum described in clause 20 (“Interest on overdue amounts”); or

(m)
the failure to file, or delay in filing or registering any instruments or documents with respect to the Purchased Receivables or Purchased Related Security at any public register, office, authority, or government department or Governmental Agency where it is required to under this document; or

(n)
any other liability, loss, cost or expense that the Buyer incurs in connection with the Purchased Receivables or Purchased Related Securities as a result of any action against it in respect of the Relevant Legislation, except to the extent that such Indemnified Amounts have been incurred as a result of the Buyer’s fraud, negligence or Wilful Default or the Manager’s fraud, negligence or default, as applicable.

19.3	Items included in loss, liability and Costs
Each Indemnifying Party agrees that loss or liability and any Costs in any indemnity under the Transaction Documents may include an amount called “break costs”. These may be calculated by any method the Manager reasonably chooses including by reference to any loss the Buyer incurs because the Buyer terminates arrangements it has made with others in connection with the Transaction Documents.

19.4	Payment of third party losses
Each Indemnifying Party agrees to pay an amount equal to any liability or loss and any Costs of the kind referred to in any indemnity in this clause suffered or incurred by any attorney, employee, officer, agent or contractor of the Buyer or Manager.

19.5	Currency conversion on judgment debt
If a judgment, order or proof of debt for an amount in connection with a Transaction Document is expressed in a currency other than Australian dollars, then each Indemnifying Party indemnifies the Buyer and Manager against:

(a)
any difference arising from converting the other currency if the rate of exchange used by the Manager for converting that currency when the Buyer or Manager receives a payment in that currency is less favourable to the Buyer or Manager (whichever is applicable) than the rate of exchange used for the purpose of the judgment, order or acceptance of proof of debt; and

(b)	the Costs of conversion.
Each Indemnifying Party agrees to pay amounts due under this indemnity on demand from the Buyer or Manager (whichever is applicable).

19.6	No GST gross up for Supply of Purchased Receivables
The parties agree that:

(a)	any amount of money payable by the Buyer to any Seller for any Supply of a Purchased Receivable or a Purchased Related Security is exclusive of GST; and

(b)	no Seller is entitled to recover an amount from the Buyer on account of the GST (if any) payable by that Seller on any Supply of a Purchased Receivable or of a Related Security.
For the avoidance of doubt, clause 29 (“GST”) does not apply to the supply of a Purchased Receivable or Purchased Related Security.

20	Interest on overdue amounts

20.1	Obligation to pay
If a Seller or the Servicer does not pay any amount under this document on the due date for payment, the party agrees to pay interest on that amount at the Default Rate. The interest accrues daily from (and including) the due date to (but excluding) the date of actual payment and is calculated on actual days elapsed and a year of 365 days.
Each Seller and the Servicer agree to pay interest under this clause on demand from the Buyer (acting on the instructions of the Manager).

20.2	Compounding
Interest payable under clause 20.1 (“Obligation to pay”) which is not paid when due for payment may be added to the overdue amount by the Buyer (acting on the instructions of the Manager) at intervals which the Buyer (acting on the instructions of the Manager) determines from time to time or, if no determination is made, every month. Interest is payable on the increased overdue amount at the Default Rate in the manner set out in clause 20.1 (“Obligation to pay”).

20.3	Interest following judgment
If a liability becomes merged in a judgment, each Seller and the Servicer agree to pay interest on the amount of that liability as an independent obligation. This interest:

(a)	accrues daily from (and including) the date the liability becomes due for payment both before and after the judgment up to (but excluding) the date the liability is paid; and

(b)	is calculated at the judgment rate or the Default Rate (whichever is higher).
Each Seller and the Servicer agree to pay interest under this clause on demand from the Buyer (acting on the instructions of the Manager).

21	Limited recourse

21.1	Buyer’s Liability General
Clause 17 (“Indemnity and limitation of liability”) of the Master Trust Deed is incorporated by reference as if set out in full in this document.

21.2	Buyer’s Liability to Manager
Clause 19 (“Limited recourse against Trustee”) of the Security Trust Deed applies to the liability of the Buyer to the Manager under this document.

22	Acknowledgment of Supplementary Terms Notice
The parties acknowledge that the restrictions contained in clause 10 (“No action without consent of Facility Providers”) of the Supplementary Terms Notice apply to this document.

23	Amortisation Events

23.1	Amortisation Events
Each of the following is an Amortisation Event:

(c)
(non-payment) any Seller or the Servicer does not pay within 2 Business Days any amount payable by it in connection with this document (including any amounts required to be remitted to the Collections Account) in the manner required under that Transaction Document;

(d)	(3-MonthlyDefault Ratio) the Average Default Ratio on any Reporting Date exceeds 0.8%;

(e)	(3-Monthly Delinquency Ratio) the Average Delinquency Ratio on any Reporting Date exceeds 1.0%;

(f)	(3-Monthly Dilution Ratio) the Average Dilution Ratio on any Reporting Date exceeds 0.25%;

(g)	(3-Monthly Days Sales Outstanding) the Average Days Sales Outstanding on any Reporting Date exceeds 40 days;

(h)
(Class A Note Proportion) the Class A Note Proportion on any date exceeds the Maximum Class A Note Proportion and the Seller has not deposited an amount into the Collections Account in order to decrease the Class A Note Proportion to or below the Maximum Class A Note Proportion by a date no later than 10 Business Days after the date the Class A Note Proportion first exceeded the Maximum Class A Note Proportion;

(i)	(Title Perfection Event) a Title Perfection Event occurs;

(j)
(Authorisations) any Authorisation necessary to enable any Seller or the Servicer to comply with its obligations under any Transaction Document ceases to be in full force and effect and is not renewed or replaced within 10 Business Days;

(k)	(Change in Control) a change in Control of the Guarantor, a Seller or the Servicer occurs;

(l)	(Event of Default) an Event of Default occurs;

(m)	(Substitution Period) the Substitution Period is ended; and

(n)
(Insurance Policy) the Insurance Policy has expired and if the Seller is required to renew the Insurance Policy in accordance with the Annual Review, the Seller has not renewed the Insurance Policy by a date no later than 10 Business Days after the date the Insurance Policy expired, and the Seller has not provided a copy of the renewed Insurance Policy to the Manager by a date no later than 5 Business Days after the date the Insurance Policy was renewed.

23.2	Consequences of Amortisation Events
If an Amortisation Event occurs, then the Buyer (acting on the instructions of the Manager) may do any one or more of the following:

(c)	cease to make Purchases under this document; and

(d)	exercise any other rights available to it in this document or the other Transaction Documents.

24	Title Perfection Event

24.1	Title Perfection Event
Each of the following is a Title Perfection Event:

(e)
(Downgrade Event) a Downgrade Event occurs and the Servicer and the Manager are unable to reach agreement as to the consequences of that Downgrade Event within 30 Business Days after the day the Downgrade Event first occurred;

(f)	(Insolvency) a Seller or Servicer becomes Insolvent; or

(g)
(non-payment) a Seller or Servicer does not pay within 2 Business Days any amount payable by it in connection with this document (including any amounts required to be remitted to the Collections Account) in the manner required under that Transaction Document;

(h)
(non-compliance with other obligations) a Seller or Servicer does not comply with any other obligation under any Transaction Document and such breach results in a Material Adverse Event, if the non-compliance can be remedied in the opinion of the Buyer (acting on the instructions of the Manager), does not remedy the non-compliance within 20 Business Days, or such longer period as determined by the Buyer (acting on the instructions of the Manager); or

(i)
(incorrect representation or warranty) a representation or warranty made by or for, or taken to have been made by or for a Seller or Servicer in connection with a Transaction Document is found to have been incorrect or misleading when made, or when taken to have been made and such breach results in a Material Adverse Event and, if the non-compliance can be remedied in the opinion of the Buyer (acting on the instructions of the Manager), is not remedied within 30 Business Days of notice in writing by the Manager to that Seller or Servicer; or

(j)
(reporting) the Servicer fails to prepare and submit to the Trust Manager in a timely fashion any information so required under the Transaction Documents and such failure will have a Material Adverse Event and, if capable of remedy, is not remedied within 5 Business Days of notice delivered to the Servicer by the Buyer or the Manager.

24.2	Consequences of Title Perfection Event
If a Title Perfection Event occurs, then the Buyer (acting on the instructions of the Manager) may do any one or more of the following:

(a)
require each Seller and the Servicer to immediately pay to the Buyer all Collections and other amount previously collected on behalf of the Buyer which have not been accounted for under clause 7 (“Application of Collections”) or otherwise in accordance with this document and all other Amounts Owing in respect of it;

(b)	terminate the appointment of any or all of the Sellers and Servicers under this document;

(c)	give notices to the Debtors and take the other actions contemplated by clause 14.4 (“If a Successor Servicer is appointed/Notice to Debtors”); and

(d)	exercise any other rights available to it in this document or the other Transaction Documents.

25	Assignment
None of any Seller or (subject to clause 14 (“Change of Servicer”)) the Servicer may assign or otherwise deal with any of its rights under any Transaction Document or allow any interest in them to arise or be varied, in each case without the consent of each other party to this document.

26	Change of law

26.1	Notice of change of law
If:

(a)	a law or a directive or request (whether or not having the force of law) of any Governmental Agency not in effect at the date of this document; or

(b)
an amendment after the date of this document to, or a change after the date of this document in the interpretation or application of, a law or a directive or request (whether or not having the force of law) of a Governmental Agency, makes or will make it illegal in any jurisdiction for the Buyer to perform its obligations under the Transaction Documents, the Buyer (acting on the instructions of the Manager) may give notice (a “Change of Law Notice”) to the Principal Seller that it considers that this has happened or that it will happen.

26.2	Termination after change of law
Unless the Buyer (acting on the instructions of the Manager) and the Principal Seller agree otherwise, this document will terminate upon the earlier of the date that is 120 days after the giving of a Change of Law Notice and the date that the illegality takes effect.

27	Notices

27.1	Form
Unless expressly stated otherwise in the Transaction Documents, all notices, certificates, consents, approvals, waivers and other communications in connection with that Transaction Document must be in writing, signed by an Authorised Officer of the sender and marked for attention as set out or referred to in the Details or, if the recipient has notified otherwise, marked for attention in the way last notified.

27.2	Delivery
They must be:

(a)	left at the address set out or referred to in the Details; or

(b)	sent by prepaid post (airmail, if appropriate) to the address set out or referred to in the Details; or

(c)	sent by fax to the fax number set out or referred to in the Details; or

(d)	sent by email to the email address (if any) set out or referred to in the Details.
However, if the intended recipient has notified a changed postal or email address or changed fax number, then the communication must be to that address or number.

27.3	When effective
They take effect from the time they are received unless a later time is specified in them.

27.4	Deemed receipt – postal
If sent by post, they are taken to be received three days after posting (or seven days after posting if sent to or from a place outside of the country of the sender of them).

27.5	Deemed receipt – fax
If sent by fax and received in legible form, they are taken to be received at the time shown in the transmission report as the time that the whole fax was sent.

27.6	Deemed receipt – email
If sent by email and received in readable form, they are taken to be received at the time shown in the email as the time that the email was received.

27.7	Deemed receipt – general
Despite clauses 27.4 (“Deemed receipt – postal”), 27.5 (“Deemed receipt – fax”) and 27.6 (“Deemed receipt – email”), if they are received after 5pm in the place of receipt or on a non-Business Day, they are taken to be received at 9am on the next Business Day.

27.8	Change in details
Despite any other provision in this clause 27, at least 5 Business Days prior notice must be given by a party of any change in any matter specified in the Details section of this document.

27.9	Exception to email
Unless the body of an email and/or an attachment to an email (as applicable) is signed by an Authorised Officer, no notice, certificate, consent, approval, waiver or other communication in connection with a Transaction Document will be effective if it is sent to or received by the Manager or the Class A Facility Provider in the form of an email.

28	General

28.1	Application to Transaction Documents
If anything in this clause is inconsistent with a provision in another Transaction Document, then the provision in the other Transaction Document prevails for the purposes of that Transaction Document.

28.2	Prompt performance
If a Transaction Document specifies when a party agrees to perform an obligation, the party agrees to perform it by the time specified. Each party agrees to perform all other obligations promptly.

28.3	Consents
Each party agrees to comply with all conditions in any consent any other party gives in connection with a Transaction Document.

28.4	Certificates
A party may give any other party a certificate about an amount payable or other matter in connection with a Transaction Document. The certificate is evidence of the amount or matter, unless it is proved to be incorrect.

28.5	Set-off
The Buyer (acting on the instructions of the Manager) may set off any amount due for payment by the Buyer to another party against any amount due for payment by that other party to the Buyer under any Transaction Document.
Each of the Principal Seller, the Servicer, each Seller and the Servicer waive all rights of set-off against the Buyer.

28.6	Discretion in exercising rights
Each party may exercise a right or remedy or give or refuse its consent under a Transaction Document in any way it considers appropriate (including by imposing conditions).

28.7	Partial exercising of rights
If a party does not exercise a right or remedy under a Transaction Document fully or at a given time, the party may still exercise it later.

28.8	No liability for loss
A party is not liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy under a Transaction Document.

28.9	Conflict of interest
A party’s rights and remedies under any Transaction Document may be exercised even if this involves a conflict of duty or the party has a personal interest in their exercise.

28.10	Remedies cumulative
The rights and remedies of a party under any Transaction Document are in addition to other rights and remedies given by law independently of the Transaction Document.

28.11	Indemnities
Any indemnity in a Transaction Document is a continuing obligation, independent of the party’s other obligations under that Transaction Document and continues after the Transaction Document ends. It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity under a Transaction Document.

28.12	Rights and obligations are unaffected
Rights given to a party under a Transaction Document and any other party’s liabilities under it are not affected by anything which might otherwise affect them at law.

28.13	Inconsistent law
To the extent permitted by law, each Transaction Document prevails to the extent it is inconsistent with any law.

28.14	Supervening legislation
Any present or future legislation which operates to vary the obligations of a party in connection with a Transaction Document with the result that any other party’s rights, powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

28.15	Variation and waiver
A provision of a Transaction Document, or right created under it, may not be waived or varied except in writing signed by the party or parties to be bound.

28.16	Confidentiality
Each party agrees not to disclose information provided by any other party that is not publicly available (including the existence of or contents of any Transaction Document) except:

(a)	in connection with any proceedings arising out of or in connection with this document or any other Transaction Document or the preservation or maintenance of its rights thereunder;

(b)	if required to do so by an order of a court of competent jurisdiction whether in pursuance of any procedure for discovering documents or otherwise;

(c)	pursuant to any law or regulation or requirement of any Governmental Agency in accordance with which that party is required to act;

(d)	to any governmental, banking or taxation authority of competent jurisdiction;

(e)	to its auditors or legal or other professional advisers or any applicable rating agency;

(f)	with the consent of the party who provided the information; or

(g)	as required by any law or stock exchange.
Each party consents to disclosures made in accordance with this clause.
Each party indemnifies the provider of such information for any losses (including any third party legal costs) on a full indemnity basis which arise as a result of such party’s breach of this clause 28.16. Nothing in this document prohibits a Seller or the Servicer to this document making a general statement that it has entered into an arrangement whereby it sells certain trade receivables to a third party.

28.17	Further steps
Each of the Principal Seller, each Seller and the Servicer agree to do anything the Buyer (acting on the instructions of the Manager) asks (such as obtaining consents, signing and producing documents and getting documents completed and signed) to the extent necessary:

(a)	to bind the Principal Seller, each Seller and the Servicer and any other person intended to be bound under the Transaction Documents to which a Seller and the Servicer are expressed to be parties; or

(b)	to enable the Buyer to register any power of attorney in this document.

28.18	Consideration
Each of the Principal Seller, each Seller and the Servicer acknowledges entering into this document and incurring obligations and giving rights under this document for valuable consideration received from the Buyer and the Manager.

28.19	Counterparts
This document may consist of a number of copies, each signed by one or more parties to the agreement. If so, the signed copies are treated as comprising one document.

28.20	Applicable law
Each Transaction Document is governed by the law in force in the place specified in the Details and parties submit to the non-exclusive jurisdiction of the courts of that place.

28.21	Serving documents
Without preventing any other method of service, any document in a court action may be served on a party by being delivered to or left at that party’s address for service of notices under clause 27 (“Notices”).

28.22	Rights and obligations surviving termination
The following rights and obligations will continue and survive termination of this document:

(a)	the rights and remedies with respect to any breach of any representation, warranty, undertaking or covenant made by a party in or pursuant to this document;

(b)
the obligations of the Principal Seller, each Seller and the Servicer under the Transaction Documents to assist the Manager and the Buyer in protecting the Buyer’s interest in any Collections, Purchased Receivables and Purchased Related Securities;

(c)	the obligations of the Principal Seller, each Seller and the Servicer to remit any Collections to the Buyer; and

(d)	the indemnification and payment provisions of this document.

29	GST

29.1	Consideration GST exclusive
Unless expressly stated otherwise in this document, all amounts payable or consideration to be provided under this document are exclusive of GST.

29.2	Payment of GST
If GST is payable on any supply made under this document, for which the consideration is not expressly stated to include GST, the recipient agrees to pay to the supplier an additional amount equal to the GST at the same time that the consideration for the supply is to be provided. However:

(a)	the recipient need not pay the additional amount until the supplier gives the recipient a tax invoice or an adjustment note; and

(b)
if an adjustment event arises in respect of the supply, the additional amount will be adjusted to reflect the adjustment event and the recipient or the supplier (as the case may be) must make any payments necessary to reflect the adjustment.

29.3	Reimbursements
If a party is required under this document to indemnify another party or pay or reimburse costs of another party, that party agrees to pay:

(a)	the relevant amount less any input tax credits to which the other party (or to which the representative member for a GST group of which the other party is a member) is entitled; and

(b)	if the indemnity or payment or reimbursement is subject to GST, an amount equal to that GST, in accordance with clause 29.2 (“Payment of GST”).

29.4	Interpretation
All expressions used in this clause 29 which are defined in the GST law have the meanings given to them in the GST law. GST law has the same meaning it has in the GST Act.

30	Interpretation

30.1	Terms defined in the Supplementary Terms Notice
A term which has a defined meaning in the Supplementary Terms Notice (including by incorporation) has the same meaning when used in this document unless it is expressly defined in this document, in which case the meaning in this document prevails.

30.2	Definitions and interpretation
Acceptable Jurisdiction means the jurisdiction of any State of Australia or the Australian Capital Territory or the Northern Territory.
Accounting Standards means:

(a)	accounting standards as that term is defined in the Corporations Act;

(b)	the requirements of the Corporations Act in relation to the preparation and content of financial reports;

(c)
if and to the extent that any matter is not covered by the accounting standards or requirements referred to in paragraphs (a) or (b), other relevant accounting standards and generally accepted accounting principles applied from time to time in Australia for a business similar to the Principal Seller, the Servicer and each Seller; and

(d)	in respect of half-yearly Financial Reports furnished in accordance with clause 12.1(h)(ii) (“General undertakings – proper accounts”), US Generally Accepted Accounting Principles.
Adjustment means a reduction or cancellation in the amount paid or payable by any Debtor in respect of any or all Purchased Receivables (other than any Collections) by reason of any set off, counterclaim, defences, billing errors, discount or rebate or payment dispute, the operation of any retention of title clause, or any other event (other than, in the case of any such other event, a partial or total default by a Debtor, the discharge in bankruptcy of the Debtor, insolvency or other financial inability of a Debtor or arising due to an act of the Buyer or the Manager) which results in that Debtor paying or being liable to pay less than the Outstanding Amount in relation to the Purchased Receivables.
Aggregate Sales means, for a specified period, the sum of the principal amount of all Purchased Receivables Originated by Sellers for that period.
Allowable Class B Amount means, on any date, an amount equal to A x B, where:
A    is the Maximum Class B Note Proportion; and
B     is the Eligible Pool Balance on that date.
Annual Review means a credit review conducted by the Manager and the Class A Facility Provider on or about the expiry date of each Insurance Policy to determine whether the Manager and the Class A Facility Provider will require the Seller to maintain insurance policies for the next 12 months. In exercising this discretion, the Manager and the Class A Facility Provider will have regard to such matters as it considers appropriate including (but not limited to) the credit risk of the Seller and the Receivables. In any event, the Manager must act reasonably and in good faith.
Amortisation Events means any of the events specified in clause 23.1 (“Amortisation Events”).
Amounts Owing means in respect of a party, all amounts then due for payment or which will or may become due for payment or which remain unpaid, by the party to the Buyer in connection with the Transaction Documents:

(a)	irrespective of the capacity in which the party became liable to the amount concerned;

(b)	whether the party is liable as principal debtor, as surety or otherwise;

(c)	whether the party is liable alone, or together with another person; and

(d)	irrespective of the capacity in which the Buyer became entitled to the amount concerned.
Authorisation means any authorisation, approval, consent, licence, permit, franchise, permission, filing, registration, resolution, direction, declaration or exemption from, by or with a Governmental Agency.
Authorised Officer has the meaning given to that term in the Security Trust Deed.
Average Day Sales Outstanding means, on a Reporting Date, an amount (expressed as a percentage) equal to A ÷ B, where:

A
is the aggregate of the Day Sales Outstanding for each of the 3 immediately preceding Collection Periods (or where there have not been 3 immediately preceding Collection Periods, calculated as determined by the Manager using prior historical information); and

B	is 3.
Average Default Ratio means, on a Reporting Date, an amount (expressed as a percentage) equal to A ÷ B, where:

A
is the aggregate of the Current Default Ratio for each of the 3 immediately preceding Collection Periods (or where there have not been 3 immediately preceding Collection Periods, calculated as determined by the Manager using prior historical information); and

B	is 3.
Average Delinquency Ratio means, on a Reporting Date, an amount (expressed as a percentage) equal to A ÷ B, where:

A
is the aggregate of the Delinquency Ratio for each of the 3 immediately preceding Collection Periods (or where there have not been 3 immediately preceding Collection Periods, calculated as determined by the Manager using prior historical information); and

B	is 3.
Average Dilution Ratio means, on a Reporting Date, an amount (expressed as a percentage) equal to A ÷ B, where:

A
is the aggregate of the Dilution Ratio for each of the 3 immediately preceding Collection Periods (or where there have not been 3 immediately preceding Collection Periods, calculated as determined by the Manager using prior historical information); and

B	is 3.
Average Sales means, on a Reporting Date, an amount equal to A ÷ B, where:

A
is the aggregate Aggregate Sales for each of the 3 immediately preceding Collection Periods (or where there have not been 3 immediately preceding Collection Periods, calculated as determined by the Manager using prior historical information); and

B	is 3.
Base Rate means the Bank Bill Rate as defined in the Class A Facility Deed and determined in respect of an interest period of one month.
Business Day means a day on which commercial banks are open for business in the place or places set out in the Details (not being a Saturday, Sunday or public holiday in that place).
Buyer means the person so described in the Details.
Call Option Event occurs if the Principal Seller gives a written notice to the Manager stating that it intends to reacquire the Purchased Receivables:

(a)	on any day following the end of the Substitution Period; or

(b)	during the Substitution Period if the following occurs:

(i)	the outstanding principal amount of all Purchased Eligible Receivables is less than or equal to 10% of the Class A Commitment; or

(ii)	the Invested Amount of all Class A Notes is equal to zero.
Carrying Cost Reserve Percentage means, on a Reporting Date, an amount (expressed as a percentage) equal to (A x B) ÷ C, where:

A	is the aggregate of the Senior Expenses Ratio and the Stressed Senior Note Margin in each case as at that Reporting Date;

B	is the Liquidation Period as at that Reporting Date; and

C	is 12.
Class A Commitment has the meaning given to the term Commitment in the Class A Facility Deed.
Class A Facility Deed means the deed entitled “Southern Cross WEX 2015-1 Trust Class A Facility Deed” dated on or about the date of this document between the Buyer, the Manager and the Class A Facility Provider.
Class A Facility Principal Outstanding has the meaning given to it in the Class A Facility Deed.
Class A Facility Provider means the person so described in the Details.
Class A Note Proportion means, on any date, an amount (expressed as a percentage) equal to A ÷ B, where:

A	is the Class A Facility Principal Outstanding; and

B	is the Eligible Pool Balance,
in each case as at that date.
Class A Unutilised Commitment has the meaning given to the term Unutilised Commitment in the Class A Facility Deed.
Class B Facility Deed means the deed entitled “Southern Cross WEX 2015-1 Trust Class B Facility Deed” dated on or about the date of this document between the Buyer, the Manager and the Class B Facility Provider.
Class B Facility Principal Outstanding has the meaning given to it in the Class B Facility Deed.
Class B Facility Provider means the person so described in the Details.
Class B Note Proportion means, on any date, an amount (expressed as a percentage) equal to A – B, where:
A    is 1; and
B    is the Class A Note Proportion as at that date.
Cleared Funds means immediately available funds, so that if they are paid to a recipient:

(a)	no further confirmation is required to vest the money in the recipient; and

(b)	the property of the recipient in the funds cannot be revoked by any person; and

(c)	no further action or lapse of time is required to enable the recipient to pay those funds away.
Code means the United States of America Internal Revenue Code of 1986.
Collections means, in respect of any Purchased Receivable and any Purchased Related Security, all amounts (including any cash collections, finance charges, interest, late payment charges, recoveries and insurance collections but excluding establishment fees) which are received by the Principal Seller, the Servicer or any Seller either:

(a)	from or on behalf of Debtors in payment of amounts owed in respect of that Purchased Receivable or any Purchased Related Security; or

(b)	under or in relation to a Purchased Related Security,
(whether in the form of wire transfer, cash, cheque, draft or other instrument regardless of where received) together with:

(a)	any amounts received under clause 9.1 (“Request”); and

(b)	any amounts paid by the Principal Seller, the Servicer or any Seller in respect of Purchased Receivables and Purchased Related Securities under this document.
Collections Account means the account of the Buyer so defined in the General Security Agreement.
Collections Account Shortfall Amount means, on any day, an amount equal to the greater of (a) zero, and (b) the Required Collections Account Balance on that day less the balance of the Collections Account on that day.
Control of a corporation includes the direct or indirect power to directly or indirectly:

(a)	direct the management or policies of the corporation; or

(b)	control the membership of the board of directors,
whether or not the power has statutory, legal or equitable force or is based on statutory, legal or equitable rights, and whether or not it arises by means of trusts, agreements, arrangements, understandings, practices, the ownership of any interest in shares or stock of that corporation or otherwise.
Corporations Act means the law established under the Corporations Act 2001 (Cth) and includes the Corporations Regulations made under that Act.
Costs includes costs, charges and expenses, including those incurred in connection with advisers.
Credit and Collection Policy means the Principal Seller’s, the Servicer’s and the Sellers’ customary policies, practices and procedures relating to Receivables attached as Schedule 8 (“Credit and Collection Policy”) to this document and as amended or replaced from time to time in accordance with clause 12.1(f) including, whether or not included in Schedule 8 (“Credit and Collection Policy”), such security procedures or policies relating to the Sellers’ and Servicer’s maintenance and storage of Receivables Contracts (in hard copy or electronic form) and related records.
Current Default Ratio means, on a Reporting Date, an amount (expressed as a percentage) equal to A ÷ B, where:

A	is the aggregate outstanding principal amount of all Purchased Receivables which first become Defaulted Purchased Receivables during the immediately preceding Collection Period; and

B
is the Aggregate Sales for the 4th Collection Period prior to (but excluding) the immediately preceding Collection Period (or where there have not been 4 immediately preceding Collection Periods, calculated as determined by the Manager using prior historical information).

Cut-off Date means the date specified by the Principal Seller in the Sale Notice.
Daily Receivables Report means a report which:

(a)	is in the form of Schedule 6 (“Form of Daily Receivables Report”) (or in any other form as agreed between the Buyer and the Servicer from time to time);

(b)	is completed and contains all required information as at the date it is given; and

(c)	is signed by an Authorised Officer of the Servicer.
Days Sales Outstanding means, on a Reporting Date, an amount equal to (A ÷ B) x C, where:

A	is the aggregate outstanding principal amount of all Purchased Receivables as at the end of the immediately preceding Collection Period;

B	is the Average Sales in respect of the immediately preceding Collection Period; and
C    is 30.
Debtor means a person obliged to make payment under, or who is indebted under, a Receivable including any guarantor of it.
Default Rate means the rate then applying for a bill of exchange accepted by an Australian bank with a tenor of 30 days on the due date for payment plus 2% per annum. The Default Rate will be determined at the end of each monthly period.
Defaulted Purchased Receivable means each Defaulted Receivable that is a Purchased Receivable.
Defaulted Receivable means each Receivable in respect of which any of the following events or matters have occurred:

(a)	the Servicer or the Seller has written off the Receivable in accordance with the Credit and Collection Policy;

(b)	the Servicer or the Seller should have (in the opinion of the Manager), but has not, written off the Receivable in accordance with the Credit and Collection Policy;

(c)	the underlying Debtor is Insolvent; or

(d)	the Receivable remains unpaid or undischarged in whole or in part for a period of 90 days or more (inclusive) after the due date for payment or discharge.
Delinquent Purchased Receivable means each Delinquent Receivable that is a Purchased Receivable.
Delinquency Ratio means, on a Reporting Date, an amount (expressed as a percentage) equal to A ÷ B, where:

A	is the aggregate outstanding principal amount of all Delinquent Purchased Receivables as at the last day of the immediately preceding Collection Period; and
B    is the Aggregate Sales for the immediately preceding Collection Period.
Delinquent Receivable means each Receivable which:

(a)	remains unpaid or undischarged in whole or in part for between 60 days and 89 days (inclusive, in each case) after the due date for payment or discharge; and

(b)	which is not a Defaulted Receivable.
Details means the section of this document headed “Details”.
Deviation means, on a Reporting Date, an amount equal to A – B, where:
A    is the Dilution Spike; and
B    is the Expected Dilution Ratio,
in each case as at that Reporting Date.
Dilution Horizon means, on a Reporting Date, each of the 2 immediately preceding Collection Periods (or where there has not been 2 immediately preceding Collection Periods, calculated as determined by the Manager using prior historical information).
Dilution Horizon Ratio means, on a Reporting Date, an amount equal to A ÷ B, where:

A	is the Dilution Horizon Sales in respect of the immediately preceding Collection Period; and

B	is the Eligible Pool Balance on the last day of the immediately preceding Collection Period.
Dilution Horizon Sales means, on a Reporting Date, the Aggregate Sales for the applicable Dilution Horizon.
Dilution Ratio means, on a Reporting Date, an amount (expressed as a percentage) equal to A ÷ B, where:

A	is the aggregate of all Adjustments in the immediately preceding Collection Period; and

B	is the Dilution Horizon Sales in respect of the immediately preceding Collection Period.
Dilution Reserve Percentage means, on a Reporting Date, an amount (expressed as a percentage) equal to ((A x B) + C) x D, where:

A	is the Stress Factor;

B	is the Expected Dilution Ratio;

C	is the Volatility Component; and
D    is the Dilution Horizon Ratio,
in each case as at that Reporting Date provided, the Dilution Reserve Percentage must be not less than an amount equal to the Expected Dilution Ratio on that Reporting Date multiplied by the Dilution Horizon Ratio.
Dilution Spike means, on a Reporting Date, an amount equal to the highest Dilution Ratio over the 12 immediately preceding Collection Periods (or where there have not been 12 previous Collection Periods, calculated as determined by the Manager using prior historical information).
Downgrade Event means the long term credit rating assigned to the Performance Guarantor is:

(a)	B- or lower as assigned by Standard & Poor’s; and

(b)	B1 or lower as assigned by Moody’s,
provided that:

(c)	if Standard & Poor’s or Moody’s cease to assign a long term credit rating to the Performance Guarantor, a Downgrade Event will occur if either (a) or (b) occurs (as the case may be); and

(d)	if Standard & Poor’s and Moody’s cease to assign a long term credit rating to the Performance Guarantor, a Downgrade Event will occur.
Dynamic Reserve Floor means, on a Reporting Date, an amount (expressed as a percentage) equal to A + (B x C) + D, where:
A    is 12%;
B    is the Expected Dilution Ratio;
C    is the Dilution Horizon Ratio; and
D    is the Carrying Cost Reserve Percentage,
in each case as at that Reporting Date.
Dynamic Reserve Percentage means, on a Reporting Date, the higher of:

(a)	the Dynamic Reserve Floor; and

(b)	the aggregate of:

(i)	the Loss Reserve Percentage;

(ii)	the Dilution Reserve Percentage; and

(iii)	the Carrying Cost Reserve Percentage,
in each case as at that Reporting Date.
Eligible Debtor means a Debtor who:

(a)	is not a Subsidiary or employee of a WEX Entity;

(b)	to the best of the applicable Seller’s actual knowledge, is able to pay amounts owing under the relevant Receivable;

(c)	is not Insolvent; and

(d)	has its most recent billing address in an Acceptable Jurisdiction.
Eligible Pool Balance means, on any date, an amount equal to A – B + C – D, where:

A	is the aggregate outstanding principal amount of all Purchased Receivables as at such date which were Eligible Receivables as at the purchase date of those Receivables;

B	is the aggregate outstanding principal amount of all Delinquent Purchased Receivables and Defaulted Purchased Receivables as at such date;

C	is the then balance of the Collections Account less an amount equal to the Required Collections Account Balance; and

D	is the aggregate Excess Concentration Amount for all Debtors.
Eligible Receivable means a Receivable which satisfies the requirements set out in Schedule 3 (“Eligible Receivable”) to this document.
Encumbrance means any:

(a)	Security Interest; or

(b)	right of set-off, assignment of income, garnishee order or monetary claim; or

(c)	notice under section 218 or 255 of the Income Tax Assessment Act 1936 (Cwlth) or under section 260-5 of the Taxation Administration Act 1953 (Cwlth); or; or

(d)
right that a person (other than the registered proprietor) has to remove something from land (known as a profit à prendre), easement, public right of way, restrictive or positive covenant, lease, or licence to use or occupy; or

(e)	equity, (including, without limitation, any trust whether actual, implied or constructive not otherwise covered in paragraph (a) above), interest or writ of execution.
Excess Concentration Amount means, on any date and in respect of a Debtor, the greater of (a) zero and (b) an amount equal to A – (B x C), where:

A	is the aggregate outstanding principal amount of the Eligible Receivables in respect of that Debtor;

B	is:

(a)	in respect of the first Collection Period, the Purchase Price for the Eligible Receivables specified in the Sale Notice; and

(b)	in respect of all subsequent Collection Periods, the Eligible Pool Balance as at the last day of the preceding Collection Period; and
C    is 2%.
Excess Class B Note Amount means, on any Payment Date, the lesser of:

(a)	the Class A Unutilised Commitment as at such date; and

(b)
the amount that the aggregate Class B Invested Amount would need to be reduced by so that the Class B Note Proportion as at the end of the most recent Collection Period is equal to or less than the Maximum Class B Note Proportion.

Excluded Tax means:

(a)	any Tax imposed as a result of the Payee not carrying on a business at or through a permanent establishment in Australia;

(b)
any Tax required to be withheld or deducted as a result of the Payee not supplying the Payer with an appropriate Australian tax file number, (if applicable) Australian business number or proof of an exemption from a requirement to provide such details; and

(c)
any Taxes required to be withheld or deducted pursuant to a notice or direction issued by the Commissioner of Taxation under section 255 of the Tax Act or section 260-5 of Schedule 1 to the Taxation Administration Act 1953 of the Commonwealth of Australia or any similar law.

Expected Dilution Ratio means, on a Reporting Date, an amount (expressed as a percentage) equal to A ÷ B, where:

A
is the aggregate of the Dilution Ratio for each of the 12 immediately preceding Collection Periods (or where there have not been 12 preceding Collection Periods, calculated as determined by the Manager using prior historical information); and

B	is 12.
Expiry Time means the close of business which is 20 Business Days after the date of the Sale Notice.
FATCA means sections 1471 through to 1474 of the Code or any consolidation, amendment, re-enactment or replacement of those provisions and including any regulations or official interpretations issued, agreements (including, without limitation, intergovernmental agreements) entered into or non-United States laws enacted with respect thereto.
Final Date means the date on which the Invested Amount of the Class A Notes is reduced to zero.
Financial Report means a financial report consisting of:

(a)	financial statements; and

(b)	any notes to those financial statements; and

(c)	any directors’ declaration about the financial statements and notes, together with any reports (including any directors’ reports) attached to any of those documents or intended to be read with any of them and any other information necessary to give a true and fair view.
Full Proceeds Assignment means the documents entitled “Full Proceeds Assignment” dated on or about the date of this document between QBE and:

(a)	WEX Australia; and

(b)	WEX Fuel (as applicable),
in respect of the Insurance Policies.
Future Receivable has the meaning given to it in the Sale Notice.
Governmental Agency means any governmental, semi-governmental, administrative, fiscal, judicial or quasi-judicial body, department, commission, authority, tribunal, agency or entity.
Gross Up Factor means, on a Reporting Date, an amount equal to A ÷ B, where:
A    is the Dilution Spike as at that Reporting Date; and
B    is the Expected Dilution Ratio as at that Reporting Date.
GST means any goods and services tax, value added tax, retail turnover tax or similar tax payable, imposed, levied, collected, withheld or assessed by any governmental agency and includes any interest, expenses, fine, penalty or other charge payable or claimed in respect thereof.
GST Act means the A New Tax System (Goods and Services Tax) Act 1999 (Cwlth).
Indemnified Amounts has the meaning given to that term in clause 19.2 (“Indemnity from Seller and Servicer”).
Indemnifying Parties has the meaning given to that term in clause 19.2 (“Indemnity from Seller and Servicer”).
Ineligible Receivable means a Receivable which is not an Eligible Receivable at the relevant Purchase Date.
Initial Receivable has the meaning given to it in the Sale Notice.
A person is Insolvent:

(a)	if in relation to a body corporate:

(i)	it is (or states that it is) an insolvent under administration or insolvent (each as defined in the Corporations Act); or

(ii)	it is in liquidation, in provisional liquidation, under administration or wound up or has had a Controller appointed to its property; or

(iii)
it is subject to any arrangement, assignment, moratorium or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the Buyer); or

(iv)
an application or order has been made (and, in the case of an application, it is not stayed, withdrawn or dismissed within 30 days), resolution passed, proposal put forward, or any other action taken, in each case in connection with that person, which is preparatory to or could result in any of (i), (ii) or (iii) above; or

(v)	it is taken (under section 459F(1) of the Corporations Act) to have failed to comply with a statutory demand; or

(vi)	it is the subject of an event described in section 459(C)(2)(b) or section 585 of the Corporations Act (or it makes a statement from which the Buyer reasonably deduces it is so subject); or

(vii)	it is otherwise unable to pay its debts when they fall due; or

(viii)	something having a substantially similar effect to (a)(i) to (vii) happens in connection with that person under the law of any jurisdiction; and

(b)	in relation to a person which is not a body corporate, upon the happening of any of the following events:

(i)	the death, mental incapacity or bankruptcy of the person or the appointment of a receiver, Buyer or other official in respect of all or any part of the assets of the person;

(ii)	such person has a security granted by them enforced against them;

(iii)	the person is otherwise unable to pay its debts when they fall due; or

(iv)	anything analogous to or having a substantially similar effect to the event referred to above happens under the law of any applicable jurisdiction.
Insurance Policy means:

(a)	QBE Insurance (Australia) Limited (“QBE”) policy number AU-49179 dated 20 February 2015 between QBE, WEX Australia t/as Motorpass and WEX Fuel t/as Motorcharge;

(b)	QBE policy number AV-48424 dated 20 February 2015 between QBE, WEX Australia and WEX Fuel; and

(c)	any other insurance policies required by an Annual Review.
Interest Period has the meaning given to it in the Class A Facility Deed.
Liquidation Period means, on a Reporting Date, an amount equal to (A x B) ÷ C, where:

A	is the Days Sales Outstanding as at that Reporting Date;

B	is 2; and

C	is 30.
Loss Horizon means, on a Reporting Date, the 4 immediately preceding Collection Periods (or where there have not been 4 immediately preceding Collection Periods, calculated as determined by the Manager using prior historical information).
Loss Horizon Ratio means, on a Reporting Date, an amount (expressed as a percentage) equal to A ÷ B, where:

A	is the Loss Horizon Sales in respect of the immediately preceding Collection Period; and

B	is the Eligible Pool Balance on the last day of the immediately preceding Collection Period.
Loss Horizon Sales means, on a Reporting Date, the Aggregate Sales for the applicable Loss Horizon.
Loss Ratio means, on a Reporting Date, an amount equal to the highest Average Default Ratio over the 12 immediately preceding Collection Periods (or where there have not been 12 immediately preceding Collection Periods, calculated as determined by the Manager using prior historical information).
Loss Reserve Percentage means, on a Reporting Date, an amount (expressed as a percentage) equal to A x B x C, where:
A    is the Stress Factor;
B    is the Loss Ratio; and
C    is Loss Horizon Ratio,
in each case as at that Reporting Date.
Manager means the person so described in the Details.
Margin means:

(a)	in respect of the Class A Notes, 0.85%; and

(b)	in respect of the Class B Notes, 2.00%.
Master Trust Deed means the deed entitled “Southern Cross Trusts Master Trust Deed” between the Buyer and the Manager dated 14 September 2006.
Material Adverse Event means something which materially adversely affects:

(a)	the material ability of the Principal Seller, a Seller or a Servicer to comply with its material obligations under any Transaction Document; or

(b)	the material rights of the Buyer under a Transaction Document.
Maximum Class A Note Proportion means, on any date, an amount (expressed as a percentage) equal to A – B, where:
A    is 1; and
B     is the Dynamic Reserve Percentage on that date.
Maximum Class B Note Proportion means, on any date, an amount (expressed as a percentage) equal to A – B, where:
A    is 1; and
B     is the Maximum Class A Note Proportion on that date.
Monthly Receivables Report means a report which:

(a)	is in the form of Schedule 5 (“Form of Monthly Receivables Report”) (or in any other form as agreed between the Buyer and the Servicer from time to time);

(b)	is completed and contains all required information as at the date it is given; and

(c)	is signed by an Authorised Officer of the Servicer.
National Consumer Credit Protection Laws means each of:

(a)	NCCP;

(b)	the National Consumer Credit Protection (Fees) Act 2009 (Cth);

(c)	the National Consumer Credit Protection Amendment Act 2010 (Cth);

(d)	any acts or other legislation enacted in connection with any of the acts set out in paragraphs (a) to (d) above and any regulations made under any of the acts set out in paragraphs (a) to (d) above;

(e)
Division 2 of Part 2 of the Australian Securities and Investments Commission Act 2001, and regulations made for the purpose of that Division, so far as it relates to the obligations of any of the Manager, the Principal Seller, the Servicer, a Seller, the Servicer or the Buyer; and

(f)
any other Commonwealth, State or Territory legislation that covers conduct relating to credit activities (whether or not it also covers other conduct), but only in so far as it covers conduct relating to credit activities.

National Credit Code means the National Credit Code set out in Schedule 1 to the NCCP.
NCCP means the National Consumer Credit Protection Act 2009 (Cwlth), including the National Credit Code and the National Consumer Credit Protection (Transitional and Consequential Provisions) Act 2009 (Cwlth).
Net Collections means, on any day, the lesser of (a) an amount equal to A – B, and (b) C, but not less than zero, where:

A	is the aggregate Collections received by the Sellers and the Servicer on the immediately preceding day after application of clause 7.3(b)(i);

B	is an amount equal to the Purchase Price for Eligible Receivables (if any) payable by the Buyer under clause 3.3(a)(i) on that day; and

C	is the amount to be remitted to the Collection Account to decrease the Class A Note Proportion until the Class A Note Proportion is equal to or lower than the Maximum Class A Note Proportion, provided that if, after giving effect to any of the payments contemplated above, any of the events listed in clause 4.2 (“Further conditions”) have occurred, Net Collections means an amount equal to A above.
Non-Seller Account Trust Fund means the balance of the Trust Fund not comprising the Seller Account Trust Fund.
Originate means, in relation to a Receivable, the issue of the invoice or account in respect of that Receivable. Origination and Originated has a corresponding meaning.
Outstanding Amount means, on any date in respect of a Receivable, all amounts, including (but not limited to) the amount of all taxes, fees, finance charges and interest payments, owing under or in connection with that Receivable and which have accrued or are unpaid as at that date.
Payee has the meaning given to that term in clause 18 (“Withholding tax”).
Payer has the meaning given to that term in clause 18 (“Withholding tax”).
Performance Guarantor means WEX Inc.
Potential Amortisation Events means an event which, with the giving of notice, lapse of time or fulfilment of any condition, would be likely to become an Amortisation Event.
Power of Attorney means each Power of Attorney provided by each Seller in favour of the Buyer in the form contained in Schedule 4 (“Power of Attorney”).
PPSA means:

(a)	the Personal Property Securities Act 2009 (Cth) (“PPS Act”)

(b)	any regulation made at any time under the PPS Act;

(c)	any amendment made at any time to any of the above; or

(d)	any amendment made at any time to any other legislation pursuant to instruments referred to in paragraphs (a) to (c) above.
Principal Seller means the person so described in the Details.
Purchase means a purchase by the Buyer of Receivables and Related Securities (if any) in accordance with this document.
Purchase Date means, in respect of a Purchased Receivable, the date that the Purchased Receivable was Purchased being:

(a)	in respect of an Initial Receivable listed in the Sale Notice, the Settlement Date; and

(b)	in respect of a Future Receivable, the date such Receivable was Originated.
Purchase Price means, in respect of a:

(a)	an Initial Receivable, the outstanding principal amount of that Initial Receivable as at the Cut-off Date; and

(b)	a Future Receivable, the outstanding principal amount of that Future Receivable on the Purchase Date of that Future Receivable.
Purchased Eligible Receivable means any Receivable which was represented to be an Eligible Receivable on the date that such Receivable was Purchased.
Purchased Ineligible Receivable means any Purchased Receivable other than a Purchased Eligible Receivable.
Purchased Receivable means a Receivable which has been offered for sale by a Seller to the Buyer under clause 2 (“Offer to sell”) and, in respect of which, the Buyer has accepted that offer under clause 3.4(c).
Purchased Related Security means a Related Security which has been offered for sale by a Seller to the Buyer under clause 2 (“Offer to sell”) and, in respect of which, the Buyer has accepted that offer under clause 3.4(c).
QBE means QBE Insurance (Australia) Limited (ACN 003 191 035) trading as QBE Trade Credit.
Receivable means the entire right, title and interest of a Seller under, in or in connection with, any Receivables Contract (including, without limitation, the entire right, title and interest in respect of any financial accommodation provided to the Debtor under, or in connection with that Receivables Contract) and includes, but is not limited to, unless the context otherwise requires:

(a)	all documents, files, records, accounts, statements and contracts or other documentary evidence relating to the Receivables Contract;

(b)
all payments due from the Debtor in respect of the Receivables Contract whether during its term, upon its completion or as a consequence of its termination (whether that termination occurs in accordance with the terms of the Receivables Contract or as a result of any default or enforcement under it), including any payment under or in connection with any indemnity provided by the Debtor;

(c)	all proceeds and collections in respect of the Receivables Contract;

(d)	all ancillary rights relating to the Receivables Contract; and

(e)	any amounts payable by the Debtor to a Seller on account of GST in connection with a Receivables Contract.
Receivables Contract means all contracts in relation to fuel card funding agreements provided by a Seller.
Receivables List means a list of Receivables which sets out (without limitation) the information required under clause 8.3 (“Computer access”) including (but not limited to) aging and identification of Eligible Receivables and Ineligible Receivables.
Record means, in relation to a Receivable, any document, disc, tape or other material containing data that can be reproduced in visible or audible form which comprises or evidences the Receivables Contract under which that Receivable is owing, books of account with respect to that Receivable and communications with respect to that Receivable, but does not include any Related Security.
Regulations means the National Consumer Credit Protection Regulations 2010 and National Consumer Credit Protection (Transitional and Consequential Provisions) Regulations 2010.
Related Security means, in respect of a Receivable any:

(a)	guarantee, indemnity or other assurance (including an insurance policy); or

(b)	asset,
which, in each case, secures or otherwise provides for the repayment or payment of an amount owing under the Receivable.
Relevant Legislation means the National Consumer Credit Protection Laws, section 278 of Schedule 2 of the Competition and Consumer Act 2010 (Commonwealth), Divisions 2 and 3 of Part 7 of the Consumer Credit Code of NSW, Victoria, Queensland, Australian Capital Territory, South Australia, Western Australia, Tasmania and the Northern Territory, section 83 of the Consumer Affairs and Fair Trading Act 1990 (Northern Territory), and any other similar legislation.
Relevant Receivable means:

(a)	any Purchased Receivable which has had an Adjustment occur in respect of it; and

(b)
any Purchased Eligible Receivable which is an Ineligible Receivable or in respect of which a representation made by each Seller or the Servicer under clause 16.1 (“Representations and warranties by Seller and Servicer”) is incorrect or misleading, and if the effect can be remedied in the opinion of the Buyer (acting on the instructions of the Manager), is not remedied within 10 Business Days of notice in writing by the Manager to that Seller or Servicer.

Reporting Date means the 5th Business Day of each month and/or any other day agreed between the Manager and the Principal Seller and notified by the Manager to the Buyer (or, if such day is not a Business Day, the immediately following Business Day).
Required Class B Subscription means, on any Purchase Date, an amount equal to:

(a)	the aggregate Purchase Price of the Receivables being acquired by the Buyer on that Purchase Date; minus

(b)
the aggregate amount available to the Buyer under clause 3.3(a)(i) and (ii) (“Purchase Price”) to pay the Purchase Price in Cleared Funds to the Principal Seller on that Purchase Date in accordance with the Transaction Documents.

Required Collections Account Balance means, on any day, an amount equal to the aggregate of the Required Payments to be made on the next two Payment Dates as determined by the Manager.
Required Payments means, the amounts payable under clause 5.4(a) to and including clause 5.4(f) (“Payments prior to the enforcement of the Charge”) of the Supplementary Terms Notice.
Sale Notice means a notice delivered to the Buyer (with a copy to the Manager) by the Principal Seller in, or substantially in, the form of Schedule 2 (“Sale Notice”) offering to sell Receivables and Related Securities to the Buyer.
Security Interest means any mortgage, pledge, lien or charge (whether fixed or floating) encumbrance, financial lease, deferred purchase sale and repurchase, sale or leasehold, or any security interest or preferential interest or arrangement of any kind or any other right of, or arrangement with, any creditor to have or which has the commercial effect of having its claims satisfied in priority to other creditors with, or from the proceeds of, any asset. Without limitation it includes a purchase money security interest, retention of title and a deposit of money by way of security.
Security Trust Deed means the deed entitled “Southern Cross Trusts Security Trust Deed” between the Buyer, the Manager and P.T. Limited (as security trustee) dated 14 September 2006.
Seller means the Principal Seller and each entity identified as a “Seller” in the Details.
Seller Account means the accounts established in the name of a Seller with Eligible Banks, the details of which have been notified to the Manager and the Buyer.
Seller Account Trustee has the meaning given to that term in clause 7.1 (“Servicer and Seller to hold Collections on trust for Buyer”)
Seller Account Trust Fund means that part of the Trust Fund comprising money from time to time held in the Seller Account.
Senior Expenses Ratio means, on a Reporting Date, an amount (expressed as a percentage) equal to (A x B) ÷ C, where:
A    1%;

B	is the outstanding principal amount of all Purchased Receivables as at that Reporting Date; and
C    is the Eligible Pool Balance as at that Reporting Date.
Servicer means the person so described in the Details and any other person appointed under clause 14 (“Change of Servicer”) to service, administer and collect the Purchased Receivables and Purchased Related Securities.
Settlement Date means, in respect of the Sale Notice, the date specified by the Principal Seller in the Sale Notice, being at least 2 Business Days after the receipt by the Manager of the Sale Notice subject to the Modified Following Business Day Convention.
Settlement Notice means the statement to be provided by the Servicer in accordance with clause 3.4 (“Monthly rebalancing”).
Step-up Margin means 1.3%.
Stress Factor means 2.5.
Stress Margin means 1.0%.
Stressed Senior Note Margin means an amount (expressed as a percentage) equal to A + B + C, where:
A    is the Base Rate;
B    is the Step-up Margin; and
C    is the Stress Margin.
Subsidiary of an entity means another entity which:

(a)	is a subsidiary of the first entity within the meaning of the Corporations Act; or

(b)
is part of the consolidated entity constituted by the first entity and the entities it is required to include in the consolidated financial statements it prepares, or would be if the first entity was required to prepare consolidated financial statements

Substitution Period means the period from and including the date of this document to, but excluding, the earlier of:

(a)	15 April 2016 (or such date agreed between the Manager and the Principal Seller in accordance with clause 1.9 (“Substitution Period”));

(b)	the occurrence of an Amortisation Event; and

(c)	any date notified by the Manager to the Principal Seller for these purposes.
Successor Servicer means the person appointed to act as successor servicer under clause 14.2 (“Removal”).
Supplementary Terms Notice means the deed entitled “Southern Cross WEX 2015-1 Trust Supplementary Terms Notice” dated on or about the date of this document between, amongst others, the Buyer and the Manager.
Supply has the meaning given to it in the GST Act.
Taxable Supply has the meaning given to it in the GST Act.
Taxes means taxes, levies, imposts, charges and duties (including stamp and transaction duties and any goods and services or similar tax) imposed by any authority together with any related interest, penalties, fines and expenses in connection with them except if imposed on the net income of the Buyer.
Title Perfection Event means any of the events specified in clause 24 (“Title Perfection Event”).
Trust Fund means, in respect of the trust established under clause 7.1 (“Servicer and Seller to hold Collections on trust for Buyer”), each amount held by each Seller Account Trustee under clause 7.1 (“Servicer and Seller to hold Collections on trust for Buyer”), including, without limitation:

(a)	the sum of $10 settled on each Seller Account Trustee under clause 7.1 (“Servicer and Seller to hold Collections on trust for Buyer”);

(b)	all funds deposited into each Seller Account; and

(c)
all Collections not referred to in paragraph (b) held, received or recovered by each Seller Account Trustee, together with any other property and benefits which each Seller Account Trustee receives, has vested in it or otherwise acquires to hold on trust for the Buyer.

Volatility Component means, on any day, an amount equal to A x B, where:

A	is the Deviation; and

B	is the Gross Up Factor.
WEX Australia means WEX Australia Pty Ltd (ABN 68 005 970 570).
Wex Entity means the Performance Guarantor and each Subsidiary of the Performance Guarantor.
WEX Fuel means WEX Fuel Cards Australia Ltd (ABN 33 008 962 132).
Wilful Default means, in respect of the Buyer, any wilful failure to comply with or wilful breach of any of its obligations under this document, other than a wilful failure or wilful breach which:

(a)	is in accordance with a lawful court order or direction or otherwise required by law; or

(b)	in respect of the Buyer, is in accordance with an instruction or direction from the Manager in respect of the Trust; or

(c)
subject to paragraph (b) of this definition, arose as a result of a breach by a person other than the Buyer or the Manager or any other person contemplated by this document and performance of the action (or non performance of which gave rise to such breach) is a precondition to the Buyer or the Manager performing its obligations under this document.

Write-Offs means those Purchased Receivables:

(a)
which have been, or should be, written off as incapable of collection in accordance with the Credit and Collection Policy or accounting standards (irrespective of whether the relevant Seller has actually written off the Purchased Receivable in its own accounts); or

(b)	the relevant Seller has written off as incapable of collection.

30.3	Incorporation of terms
Clauses 25.2 (“Reference to certain general terms”) to clause 25.4 (“Headings”) (inclusive) of the Security Trust Deed apply to this document.

EXECUTED as an agreement

Schedule 1	Conditions Precedent
Conditions to Sale Notice

•	Each item must be in form and substance satisfactory to the Buyer (acting on the instructions of the Manager).

•	Certification is to be by a director or secretary of the relevant party that the item is true and complete as to the date no earlier than the date of this document.

	Item	Form	Required for
1	Constitution	Certified copy	Each Seller and the Servicer
2	Certificate of registration/incorporation	Certified copy	Each Seller and the Servicer
3
Extract of minutes of a meeting of the entity’s board of directors which evidences the resolutions:
(a) authorising the signing and delivery of the Transaction Documents to which the entity is a party and the observance of obligations under those documents; and
(b) appointing Authorised Officers of the entity; and
(c) which acknowledge that the Transaction Documents (to which the entity is a party) will benefit that entity.
		Certified copy	Each Seller and the Servicer
4	Specimen signature of each Authorised Officer of the entity	Original	Each Seller and the Servicer
5	This document fully signed	Original	All parties
6	Each other Transaction Document: (a) fully signed; (b) evidence of stamping (if applicable); (c) evidence of registration (if applicable); and (c) any related documents.	Original	All parties
7	A Power of Attorney in the form of Schedule 4 (“Power of Attorney”)	2 Original copies	Each Seller
8	Legal opinion from Maddocks (Sellers’ Australian counsel)	Original	All parties
9	Legal opinion from WilmerHale (Sellers’ US counsel)	Original	All parties
10	Legal opinion from Minter Ellison (the Buyer’s counsel)	Original	The Buyer, the Security Trustee, the Manager and the Class A Facility Provider
11	Tax opinion from King & Wood Mallesons (the Class A Facility Provider’s counsel)	Original	The Buyer, the Security Trustee, the Manager and the Class A Facility Provider
12	Sellers’ most recent Financial Report	Copy	Each Seller
13	Credit and Collection Policy	Certified copy	Each Seller
14	Form of Receivables Contract	Copy	Each Seller
15	The Corporate Charge Card Issuers Policy with Policy Numbers AV-49179 and AV-48424 each dated 20 February 2015	Copy	The Buyer and the Manager
17
Evidence of the Buyer becoming a member of the WEX GST Group with effect from the date of the creation of the Trust. The WEX GST Group must comply with section 444-90 of Schedule 1 to the Taxation Administration Act 1953 (Cth)
		Certified copy	The Manager
18	Evidence of appointment of a process agent for the Guarantor	Certified copy	The Buyer and the Manager

Schedule 2	Sale Notice

To	Perpetual Corporate Trust Limited (ABN 99 000 341 533) in its capacity as trustee of the Southern Cross WEX 2015-1 Trust
Level 12
123 Pitt Street
Sydney NSW 2000
(“Buyer”)

Copy:    The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Level 25
The Gateway
1 Macquarie Place
Sydney NSW 2000
(“Manager”)

From:    WEX Australia Pty Ltd
Level 3
293 Camberwell Road
Camberwell VIC 3124
(“Principal Seller”)

Date:    [●]
Dear Sirs
Receivables Acquisition and Servicing Agreement
The Principal Seller refers to the Receivables Acquisition and Servicing Agreement dated [●] 2015 between, amongst others, the Principal Seller, the Buyer and others (“RASA”).

1    Definitions and Interpretation
1.1    Definitions
Terms defined in the RASA shall have the same meaning in this Sale Notice unless the context otherwise requires except that:
Cut-off Date means [•].
Future Receivables means all of each Seller’s right, title, benefit and interest (present and future) in, to, under or derived from:

(a)	all the Receivables which are Originated by each Seller after the Cut-off Date;

(b)	any Receivables Contract under which a Receivable referred to in paragraph (a) is provided;

(c)	any Related Security that relates to those Receivables; and

(d)	all collections, proceeds and other monetary rights under or derived from those Receivables and Related Securities.
Initial Receivables means all of each Seller’s right, title, benefit and interest (present and future) in, to, under or derived from:

(a)	all the Receivables, which are described or specified in the Receivables List or which are otherwise owned by a Seller as at the date of this Notice;

(b)	any Receivables Contract under which a Receivable referred to in paragraph (a) is provided;

(c)	any Related Security that relates to those Receivables; and

(d)	all collections, proceeds and other monetary rights under or derived from those Receivables and Related Securities.
Offered Receivables means all Initial Receivables and all Future Receivables.
Purchase Price means a total of $[ó], consisting of:

(a)	$[ó] for Eligible Receivables; and

(b)	$[ó] for Ineligible Receivables.
Receivables List means the list [attached to this notice/provided in data file form with this notice/provided by email] on the [day immediately prior to the] date of this notice which sets out, among other things, which Initial Receivables are Eligible Receivables and which Initial Receivables are Ineligible Receivables.
Settlement Date means [•].
A reference to any clause is a reference to that clause in this Sale Notice.
1.2    Interpretation
The provisions of the RASA will apply to any contract formed if the offer contained in this Sale Notice is accepted.

2    Sale Notice
This is a Sale Notice pursuant to clause 2 of the RASA.

3    Offer
Subject to the terms and conditions of this Sale Notice, each of [ó] and [ó] (each a “Seller”), as legal and beneficial owner of the Offered Receivables Originated by it, offers to sell and assign those Offered Receivables to the Buyer. The Principal Seller represents and warrants to the Buyer and the Manager that the Initial Receivables listed in [describe where those Receivables are listed] as “Eligible Receivables” are Eligible Receivables and will continue to be Eligible Receivables on the Settlement Date.

4    Acceptance

(a)	The offer in paragraph 3 is irrevocable during the period up to and including the Expiry Time.

(b)
The Buyer may accept the offer contained in this Sale Notice on the Settlement Date by, and only by, the payment by the Buyer to the Principal Seller (or as the Principal Seller directs) of the Purchase Price for the Initial Receivables, subject to paragraph 4(d), immediately available funds to the following bank account (or as otherwise directed by the Principal Seller):

[●]

(c)	Notwithstanding:

(i)	satisfaction of all relevant conditions precedent set out in the RASA; or

(ii)	any negotiations undertaken between a Seller and the Buyer prior to the Buyer accepting the offer contained in this Notice, the Buyer is not obliged to accept the offer contained in this Notice and no contract for the sale or purchase of any Offered Receivables will arise unless and until the Buyer accepts the offer contained in this Notice in accordance with this clause.

(d)	The Buyer may accept the offer in this Sale Notice by paying an amount equal to the:

(i)	Class A Note Proportion multiplied by the Eligible Pool Balance, in Cleared Funds; and

(ii)	the balance of the Purchase Price by issuing the Class B Notes to the Principal Seller in accordance with clause 3.3 (“Purchase Price”) of the RASA.

(e)	The offer contained in this Sale Notice may only be accepted in relation to all the Offered Receivables offered under this Sale Notice.

5    Acknowledgment
Each Seller acknowledges, agrees and confirms to the Buyer and the Manager that:

(a)	the RASA is a valid and binding obligation of that Seller enforceable in accordance with its terms and subject to laws affecting creditors’ rights and to general principles of equity;

(b)
each Seller repeats the representations and warranties made by it in the RASA in so far as they apply to the Offered Receivables and with reference to the facts and circumstances existing as at the date of this Sale Notice;

(c)	the description of the Offered Receivables in the Receivables List is true and correct in every respect and each Offered Receivable listed in [ ] is an Eligible Receivable;

(d)
no Amortisation Event or Potential Amortisation Event is subsisting as at the date of this Sale Notice nor, if the offer contained in this Sale Notice is accepted, will there be any Amortisation Event subsisting at the date the offer is accepted nor will any Amortisation Event result from the offer or the transfer of the Offered Receivables;

(e)
if the Buyer accepts the offer contained in this Sale Notice, immediately following that acceptance the Class A Note Proportion would not exceed the Maximum Class A Note Proportion on the relevant date; and

(f)	all necessary Authorisations for the offer contained in this Sale Notice and the transfer of the Offered Receivables have been taken, or as the case may be, obtained.

6    Governing Law
This Notice is governed by the laws of New South Wales.

IN WITNESS the Principal Seller has executed this Notice.

EXECUTED by [ ] in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors: Signature of director Name of director (block letters)	) ) ) ) ) ) ) ) ) ) )	Signature of director/company secretary* *delete whichever is not applicable Name of director/company secretary* (block letters) *delete whichever is not applicable

Schedule 3	Eligible Receivable
A Receivable is an Eligible Receivable if it satisfies all of the following criteria:

1	(Originated by Seller) the Receivable was originated by a Seller; and

2	(Australian contracts) the Receivable was originated in Australia and is denominated in Australian dollars; and

3	(Eligible Debtor) the Debtor in respect of a Receivable is an Eligible Debtor; and

4	(Receivables Contract) the Receivable is created under a Receivables Contract which:

(a)
fully complies with all applicable laws and which is in full force and effect and which constitutes legal, valid and binding obligations of the Debtor enforceable by a Seller in accordance with its terms; and

(b)	is governed by the laws of an Australian state or territory; and

(c)	is not subject to any contract or other right of set-off exercisable by the Debtor (other than mandatory set-off under the Corporations Act); and

5	(Able to be dealt with) the Receivable is freely capable of being dealt with by the relevant Seller or the Servicer as contemplated under this document; and

6
(Compliance with Credit and Collection Policy) the Receivable, the relevant Receivables Contract and the Related Securities and the creation of them comply in all material respects with the Credit and Collection Policy; and

7	(No Encumbrance) the Receivable is free of any Encumbrance; and

8
(Binding Obligation) the Receivable, to the relevant Seller’s actual knowledge, is a genuine, legal, valid and binding payment obligation in writing of the related Debtor, and enforceable against the Debtor in accordance with its terms (subject, as to enforceability, to applicable insolvency or similar laws affecting creditors’ rights generally and equitable principles of general application); and

9	(No Withholding Tax) the Receivable is not subject to any withholding taxes; and

10	(Not a Delinquent Receivable, a Defaulted Receivable or a Write-Off) the Receivable is not a Delinquent Receivable, Write-Off or a Defaulted Receivable; and

11
(Ownership) immediately prior to assigning the Receivable and each Related Security, the relevant Seller is the sole owner of the Receivable and any related contracts and has the full right to transfer and assign the Receivable and any related contracts and rights to the Buyer; and

12	(No Waiver) neither the Receivable nor any provision of the relevant Receivables Contract has been waived; and

13	(No Amendment) no provision of the Receivables Contract has been amended, altered or modified in any material respect; and

14	(No Releases) the Debtor has not been released from any of its obligations under the Receivable by the relevant Seller; and

15
(No Defences) there is no right of rescission, set-off, counterclaim, or defence that has been asserted or threatened with respect to the Receivable and there is no other unresolved dispute arising between the Debtor or the relevant Seller in connection with the Receivable; and

16
(Location of Files) all Records relating to the Receivable are securely held, either at the offices of the relevant Seller or the Servicer or in a secure storage facility acceptable to the Manager, and are complete, accurate, up to date and in full compliance with all applicable laws and this document and are capable of being separated from Receivables not sold by the applicable Seller under this document; and

17
(Other Data) the information relating to the Receivable provided by the relevant Seller is true and correct, and no selection procedures adverse to the Buyer were utilised in selecting the Receivable; and

18	(Eligible Related Securities) the Receivable relates only to Related Securities which:

(a)	are freely capable of being dealt with by the relevant Seller or the Servicer as contemplated under this document; and

(b)	satisfy all the material requirements of the Credit and Collection Policy; and

(c)	are free of any Encumbrance (other than those in connection with that Receivable or any Related Security under paragraph (c) of the definition of Encumbrance); and

(d)
are valid, binding and enforceable in accordance with its terms (subject, as to enforceability, to applicable insolvency or similar laws affecting creditors’ rights generally and equitable principles of general application); and

(e)	were entered into by the applicable Seller in its ordinary course of business in compliance with all the applicable laws; and

19	(Compliance with laws) the Receivable is originated by the relevant Seller in its ordinary course of business and:

(a)	in compliance with all laws the breach of which would cause the Buyer (as an equitable or legal assignee of the Receivable) to be liable for that breach in its personal capacity; and

(b)	in material compliance with all other applicable laws; and

20	(NCCP) the Receivable, Receivables Contract and Related Securities and the creation of them are not governed or regulated by the National Consumer Credit Protection Laws); and

21	(No Adjustment) as at the relevant Purchase Date, the Receivable has not been and is not subject to an Adjustment; and

22	(No rescheduling) as at the Purchase Date, the Receivable has not been rescheduled, reduced, waived, re-aged, restructured, refinanced or modified; and

23
(Contracts in Force) except to the extent of any pre-payment, it and each Related Security has not been satisfied, subordinated, rescinded, cancelled or terminated nor will any agreement have been executed that will have the effect of satisfying, subordinating, rescinding, cancelling or terminating it or its Related Securities; and

24	(No default):

(a)	the Debtor has been approved for the contract according to the relevant Seller’s usual lending policies and procedures; and

(b)	no payment by the Debtor has been or is more than 30 days past due; and

(c)
no continuing condition subsists that, with the giving of notice or the lapse of time (or both) would constitute a default, breach, violation, or event permitting termination or cancellation under the terms of the Receivables or any Related Security; and

25
(Debtor not Insolvent) on origination and otherwise to the relevant Seller’s or the Servicer’s actual knowledge, the Debtor is not Insolvent, nor have they been in the previous three years or at origination; and

26
(No proceedings) to the relevant Servicer’s (in any capacity) or the relevant Seller’s actual knowledge there are no proceedings or investigations pending or threatened before any governmental authority:

(a)	asserting the invalidity of the Receivable or any Related Security;

(b)	claiming that the related Debtor is Insolvent;

(c)	seeking payment under the Receivable; or

(d)	seeking any determination or ruling that might materially and adversely affect the validity or enforceability of the Receivable or any Related Security; and

27	(Assignment without Consent) the assignment of it to the Buyer does not require the consent of the Debtor; and

28	(Valid Assignment) the transfer of the Receivable and each Related Security constitutes a legal, valid, binding and enforceable assignment of all rights of the relevant Seller to the Buyer; and

29
(One Original) the Servicer holds an original Receivables Contract in respect of the relevant Receivable and, if the original Receivables Contract is not in a hard copy form, it must be in an electronic form and the following conditions must be met for the period of currency and any mandatory retention period of the Receivables Contract:

(a)	either the printout of the Receivables Contract maintained only in electronic form or the electronic form itself is admissible in legal proceedings;

(b)	the original Receivables Contract has been captured into an electronic record system and remains accessible, authentic, reliable and useable; and

(c)
the Servicer (in any capacity) has created and continues to maintain a set of security procedures or controls to protect the original Receivables Contract in its electronic form against tampering or loss which is in the possession of the Servicer and it and the Related Security represent the entire agreement entered into between the Servicer (in any capacity) and the related Debtor in respect of that Receivable; and

30
(Form of contracts) the form of each relevant Receivables Contract and the terms and conditions of each such contract are in the form as provided to the Buyer and Manager by the Servicer on or prior to the date of this document or as agreed from time to time between the Manager and the Principal Seller; and

31	(Payment) at least one payment has been made in full by the Debtor under the relevant Receivables Contract.

Schedule 4	Power of Attorney
Power of Attorney

Date:

Parties:	[ ] (ABN [ ]) its registered office at [ ] (“Principal”).

1
The Principal appoints Perpetual Corporate Trust Limited in its capacity as trustee of the Southern Cross WEX 2015-1 Trust (“Buyer”) and each Authorised Officer of each of the Buyer under this power of attorney (“Attorneys”) jointly and each of them severally to be its attorneys.

2
Unless the contrary intention appears, words used in this power of attorney which are not defined, have the meaning given to them in the Receivables Acquisition and Servicing Agreement (“RASA”) between the Principal, the Buyer and certain other parties dated on or about the date of this power of attorney.

3	The Attorneys may do in the Principal’s name and on the Principal’s behalf and in any jurisdiction everything which is in the opinion of the Buyer necessary:

(a)
to execute and deliver any documents or perform any act, matter or thing necessary to protect and enforce all the Buyer’s interest in the Purchased Receivables and the Purchased Related Securities and to execute and give any notice to a Debtor of the Buyer’s interest in the Purchased Receivables and the Purchased Related Securities;

(b)
to institute, proceed with, defend or compromise any legal proceedings against or with any person in relation to any Purchased Receivable or Purchased Related Security or in the manner permitted by the Credit and Collection Policy;

(c)
to demand, collect and receive from any person any moneys payable, owing or due to the Principal under or in relation to any Purchased Receivable or Purchased Related Security in the manner required by this document or the Credit and Collection Policy and apply those moneys in accordance with the RASA; and

(d)
perform any other material act, matter or thing reasonably necessary or desirable under the RASA to preserve the rights of the Buyer in relation to the Purchased Receivables and Purchased Related Securities,

but nothing in this power of attorney shall have the effect of delegating a power which cannot be delegated.

4	To further secure the interest of the Buyer in the Purchased Receivables and Purchased Related Securities the Principal declares that this power of attorney is:

(a)	given for valuable consideration;

(b)	irrevocable from the date of this power of attorney without the prior written consent of the Buyer; and

(c)
is granted to secure the proprietary interest of the Buyer in the Purchased Receivables and Purchased Related Securities being its beneficial ownership in those Purchased Receivables and Purchased Related Securities.

The Principal declares that all acts, matters and things done by the Attorneys in exercising powers under this power of attorney will be as good and valid as if they had been done by the Principal, and agrees to ratify and confirm whatever any of them may do in exercising powers under this power of attorney.

5
The Principal grants to the Attorney or its nominee an irrevocable licence to enter upon the premises of the Principal during normal business hours on any Business Day to enable the Attorney or its nominee to exercise its rights under this power of attorney.

6	The Principal indemnifies each of the Attorneys against liability, loss, costs, charges or expenses arising from the exercise of powers under this power of attorney.

7
The Principal declares that a person (including, but not limited to, a firm, body corporate, unincorporated association or authority) who deals with any of the Attorneys in good faith may accept a written statement signed by any of the Attorneys to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

8
The Principal declares that the Principal and a person (including, but not limited to, a substitute or assign) claiming under the Principal are bound by anything the Attorneys do in exercising powers under this power of attorney.

9	An Attorney may exercise the powers of the Attorneys under this power of attorney even if the Attorney benefits from the exercise of that power.

10	An Attorney may exercise the powers of the Attorneys under this power of attorney in the name of the Principal or in the name of the Attorney and as the act of the Principal.

11	An Attorney may, at any time, appoint or remove any substitute or delegate or sub-attorney and in this power of attorney, “Attorney” includes a substitute attorney appointed under this clause.

12	The exercise by an Attorney of any power under this power of attorney does not connote:

(a)	a warranty, express or implied, on the part of the Attorney, as to:

(i)	the Attorney's authority to exercise the power; or

(ii)	the validity of this power of attorney; or

(b)	an assumption of personal liability by the Attorney in exercising the power.

13
The Principal must do all things necessary to ensure the registration and stamping of this power of attorney in all jurisdictions in which it must be registered and stamped to ensure its enforceability and validity for the purposes of this power of attorney.

14	This power of attorney is governed by the law in force in New South Wales.

15
Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

EXECUTED as a deed

EXECUTED by [ ] in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors Signature of director Name of director (block letters)	) ) ) ) ) ) ) ) ) )	Signature of director Name of director

Schedule 5	Form of Monthly Receivables Report

Schedule 6	Form of Daily Receivables Report

Schedule 7	Form of Receivables Contract[s]

Schedule 8	Credit and Collection Policy

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Signing page
DATED:          28 April   2015

EXECUTED by WEX AUSTRALIA PTY LTD in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors

/s/ Gregory Drumm
Signature of director

GREGORY DRUMM
Name of director (block letters)
) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Guy Steel Signature of company secretary GUY STEEL Name of company secretary

EXECUTED by WEX FUEL CARDS AUSTRALIA LTD in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors

/s/ Gregory Drumm
Signature of director

GREGORY DRUMM
Name of director (block letters)
) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Guy Steel Signature of company secretary GUY STEEL Name of company secretary

SIGNED by EUGENE ONG

as attorney for THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. under power of attorney dated 14 July 2014 in the presence of:

/s/ Ronald Lee

Signature of witness

RONALD LEE
Name of witness (block letters)
) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/Eugene Ong By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

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SIGNED by

as attorneys for PERPETUAL CORPORATE TRUST LIMITED (in its capacity as trustee of the Southern Cross WEX 2015-1 Trust) under power of attorney dated 16 September 2014 in the presence of:

/s/ Eugene Tee

Signature of witness

EUGENE TEE
Name of witness (block letters)
) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )

/s/ Manish Sarat
Manish Sarat
Manager

By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

/s/ Hagbarth Strom
Hagbarth Strom
Senior Transaction Manager

By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

SIGNED, SEALED AND DELIVERED by EUGENE ONG

as attorney for THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., SYDNEY BRANCH under power of attorney dated 14 July 2014 in the presence of:

/s/ Ronald Lee
Signature of witness

RONALD LEE
Name of witness (block letters)
) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Eugene Ong By executing this document the attorney states that the attorney has received no notice of revocation of the power of attorney

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